                                                             EXECUTION COPY


                    FIRST AMENDMENT TO CREDIT AGREEMENT
               -----------------------------------

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 21, 1994, is by and between KAISER
 ---------
ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation (the "Company"), KAISER ALUMINUM CORPORATION, a Delaware corporation
 -------
(the "Parent Guarantor"), the various financial institutions that
      ----------------
are or may from time to time become parties to the Credit Agreement referred to below (collectively, the "Lenders" and,
                                                -------
individually, a "Lender"), and BANKAMERICA BUSINESS CREDIT, INC.,
                 ------
a Delaware corporation, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") for the
                                                  -----
Lenders. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

                           W I T N E S S E T H:

          WHEREAS, the Company, the Parent Guarantor, the Lenders
and the Agent are parties to the Credit Agreement, dated as of
February 15, 1994 (the "Credit Agreement"); and
                        ----------------

          WHEREAS, the parties hereto have agreed to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendments to Credit Agreement.
                      ------------------------------
          1.1  Amendment to List of Exhibits.
               -----------------------------
          The list of Exhibits is hereby amended by adding thereto a reference to "Exhibit P-3 Equity Proceeds Note" after the reference to "Exhibit P-2 Equity Proceeds Note" contained therein and by adding a reference to "Exhibit T Agreement Regarding Processing Arrangement" and a reference to "Exhibit U Intercreditor Agreement" after the reference to "Exhibit S Flood Plain Status Letter" contained therein.

          1.2  Amendment to Recitals.
               ---------------------
          The second recital to the Credit Agreement is hereby amended by deleting the amount "$250,000,000" in the fourth line thereof and by replacing such amount with the amount
"$275,000,000".

          1.3  Amendments to Article I:  Definitions and
               -----------------------------------------
Accounting Terms.
- - ----------------
          A.   Clause (b) of the definition of "Borrowing Base"
               ----------
contained in Section 1.1 of the Credit Agreement is hereby
             -----------
amended by deleting the amount "$175,000,000" in the first line

                                     1
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thereof and by replacing such amount with the amount
"$200,000,000".

          B. The definition of "Borrowing Base Certificate" contained in Section 1.1 of the Credit Agreement is hereby
             -----------
amended by adding the following thereto immediately preceding the period in the fourth line thereof: ", with such changes therein as the Agent and the Company may from time to time agree upon for purposes of monitoring the Borrowing Base".

          C.   Clause (a) of the definition of "Cash Equivalent
               ----------
Investment" contained in Section 1.1 of the Credit Agreement is
                         -----------
hereby amended by adding the following thereto immediately preceding the semi-colon in the third line thereof: "or issued by any of the following Federal agencies: the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank System, the Farm Credit System (including, but not limited to, the Farm Credit Banks and Banks for Cooperatives), and the Federal National Mortgage Association".

          D.   Clause (b)(i) of the definition of "Cash
               -------------
Equivalent Investment" contained in Section 1.1 of the Credit
                                    -----------
Agreement is hereby amended by deleting the words "a member of the Federal Reserve System" in the first and second lines thereof and by replacing the deleted words with the words "operating in the United States".

          E. The definition of "Company Collateral Documents" contained in Section 1.1 of the Credit Agreement is hereby
             -----------
amended by adding the word "and" immediately following the word "Trust," in the fourth line thereof and by deleting the words
", and the Louisiana Security Documents" in the fourth and fifth lines thereof.

          F. The definition of "Convertor Inventory" contained in Section 1.1 of the Credit Agreement is hereby amended by
   -----------
adding the following thereto immediately preceding the period in the fifth line thereof: "; provided, however, that as long as (a)
                           --------  -------
an Agreement Regarding Processing Arrangement, substantially in the form of Exhibit T hereto, is in effect between the Agent and Alutek, Inc., (b) if the Agent so requires, an appropriate financing statement reflecting the Company's interest in such Inventory has been filed and is effective and (c) the Agent is satisfied that no creditor of Alutek, Inc. has an interest in any such raw materials, work-in-progress, or other goods or Inventory of the Company that the Agent in its sole discretion deems significant, Convertor Inventory shall not mean or include any raw materials, work-in-process or other goods or Inventory of the Company located at the plant of Alutek, Inc. at N. 3401 Tschirley Road, Spokane, Washington".
                                     2
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          G.   Clause (r) of the definition of "Eligible Account"
               ----------
contained in Section 1.1 of the Credit Agreement is hereby

             -----------
amended by replacing the semi-colon in the first line thereof with a comma and by adding the word "is" immediately following the term "(ii)" in the third line thereof.

          H.   Clause (t) of the definition of "Eligible Account"
               ----------
contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows: "which is not payable in Dollars, other than Accounts in an aggregate amount not to exceed $2,000,000 payable in Pounds Sterling, unless the Company or KAII has executed an appropriate Hedging Agreement or Currency Hedge Agreement acceptable to the Agent with respect thereto."

          I.   The definition of "Hedging Agreement" contained in
Section 1.1 of the Credit Agreement is hereby amended to read in
- - -----------
its entirety as follows:

     "`Hedging Agreement' means (a) any interest rate swap, cap,
       -----------------
or collar agreement or similar arrangement entered into by any Person and any financial institution to protect such Person against interest rate risk and (b) any agreement or arrangement (other than a Currency Hedge Agreement) entered into by any Person and any financial institution other than a Lender to protect such Person against fluctuations in currency exchange rates."

          J.   The definition of "Hedging Obligations" contained
in Section 1.1 of the Credit Agreement is hereby amended by
   -----------
adding the following thereto immediately preceding the period in the seventh line thereof: "(other than Currency Hedge
Obligations)".

          K.   Clause (d) of the definition of "Indebtedness"
               ----------
contained in Section 1.1 of the Credit Agreement is hereby
             -----------
amended by adding the following thereto immediately following the words "Hedging Obligations" in the second line thereof: "and
Currency Hedge Obligations".

          L.   Clause (d) of the definition of "Net Income"
               ----------
contained in Section 1.1 of the Credit Agreement is hereby
             -----------
deleted in its entirety and replaced with the following:

     "(d) any after-tax gains or losses attributable (i) to Asset Dispositions other than Asset Dispositions permitted under clauses (a) through (d), (f), (g) and (i) of
           -----------         ---  ---  ---     ---
     Section 9.2.11 hereof, provided, that for purposes of this
     --------------
     clause (d) only, the amount `$250,000' in clause (g) of
     ----------                                ----------
     Section 9.2.11 shall be deemed to be `$1,000,000', or (ii)
     --------------
     to returned surplus assets of any Pension Plan."
                                     3
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
           M.  The definition of "Obligations" contained in
Section 1.1 of the Credit Agreement is hereby amended by adding
- - -----------
the following thereto immediately preceding the period in the fourth line thereof: "and all Currency Hedge Obligations."

          N.   The definition of "Secured Lenders" contained in
Section 1.1 of the Credit Agreement is hereby amended by
- - -----------
replacing the word "and" in the first line thereof with a comma and by adding the following thereto immediately following the words "Issuer Bank" in the second line thereof: "and the Currency Hedge Providers".

          O. The definition of "Stated Expiry Date" contained in Section 1.1 of the Credit Agreement is hereby amended by
   -----------
deleting the words "clause (b)(ii)" in the first line thereof and
                    --------------
by replacing such words with the words "clause (b)(iii)".
                                        ---------------
          P.   Section 1.1 of the Credit Agreement is hereby
               -----------
amended by adding the following new definitions which shall be inserted in their proper alphabetical position:

     "`Currency Hedge Agreement' means any currency swap
       ------------------------
agreement, currency cap agreement, currency collar agreement, currency floor agreement, foreign exchange agreement, foreign exchange option agreement or other similar agreement or arrangement entered into by the Company and any Currency Hedge Provider."

     "'Currency Hedge Obligations' means, with respect to the
       --------------------------
Company, all liabilities and obligations (monetary or otherwise) of the Company arising under or in connection with Currency Hedge
Agreements."

     "`Currency Hedge Providers' means all Lenders party to both
       ------------------------
a Currency Hedge Agreement and the Intercreditor Agreement.

     "'Dollar Equivalents', with respect to any Currency Hedge
       ------------------
Agreement, means Dollars or, with respect to any other currency, an equivalent amount of Dollars determined using the forward rate, or, in the case of cap agreements, collar agreements and floor agreements, the strike price, agreed to by the parties and specified in such Currency Hedge Agreement.

     "'Intercreditor Agreement' means the intercreditor agreement
       -----------------------
executed and delivered by the Agent, each Lender and each Lender party to a Currency Hedge Agreement, in substantially the form of
Exhibit U attached hereto, as amended,
                                     4
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

supplemented, restated or otherwise modified from time to time in accordance with the provisions thereof."

     1.4  Amendments to Article II:  Commitments and Borrowing
          ----------------------------------------------------
Procedures.
- - ----------
          A.   Clause (b) of Section 2.1.1 of the Credit
               ----------    -------------
Agreement is hereby amended by deleting the amount "$250,000,000" in the second line thereof and by replacing such amount with the amount "$275,000,000".

          B.   Clause (b) of Section 2.3 of the Credit Agreement
               ----------    -----------
is hereby amended by deleting the number "1" in the second line thereof and by replacing such number with the number "3".

     1.5  Amendment to Article III:  Repayments, Prepayments,
          ---------------------------------------------------
Interest, and Fees.
- - ------------------
          Section 3.5.1 of the Credit Agreement is hereby amended
          -------------
by adding the following thereto immediately following the word "Date" in the sixth line thereof: "(and, with respect to the increase in the Revolving Commitment Amount provided for therein, commencing on the date on which the Agent gives notice to the Parent Guarantor, the Company and each Lender of the satisfaction of certain conditions as provided in Section 3 of the First
                                     ---------
Amendment to Credit Agreement dated as of July 21, 1994 between the Company, the Parent Guarantor, the Lenders and the Agent)".

     1.6  Amendments to Article IV:  Certain Libo Rate and Other
          ------------------------------------------------------
Provisions.
- - ----------
          Section 4.10 of the Credit Agreement is hereby amended
          ------------
by adding the following as the last sentence thereof:

          "The Company shall enter into Currency Hedge Agreements solely for the purpose of protecting the Company and its Subsidiaries against fluctuations in currency exchange rates."

     1.7  Amendments to Article VI:  Parent Guarantor.
          -------------------------------------------
          A.   Clause (c) of Section 6.2 of the Credit Agreement
               ----------    -----------
is hereby amended by deleting the word "Transaction" in the third line thereof and by replacing such word with the word "Loan".

          B.   Section 6.3 of the Credit Agreement is hereby
               -----------
amended by deleting the word "Transaction" in the fourteenth line thereof and by replacing such word with the word "Loan".

     1.8  Amendments to Article VII:  Conditions to Extensions of
          -------------------------------------------------------

Credit.
- - ------
          A.   Section 7.2 of the Credit Agreement is hereby
               -----------
amended by deleting the words "Section 2.1.3(b)" in the sixth
                               ----------------
line thereof and by replacing such words with the words "Sections
                                                         --------
2.1.2(b) and (c)".
- - --------     ---
          B.   Clause (a) of Section 7.2.1 of the Credit
               ----------    -------------
Agreement is hereby amended by deleting the word "Borrowings" in the second line thereof, by deleting the word "Borrowing" in the third line thereof, and by replacing such words with the words "Credit Extensions".

          C.   Clause (b)(i) of Section 7.2.1 of the Credit
               -------------    -------------
Agreement is hereby amended by deleting the word "Transaction" in the last line thereof and by replacing such word with the word
"Loan".

          D.   Section 7.2.2 of the Credit Agreement is hereby
               -------------
amended by deleting the words "Section 2.4.1" in the sixth line
                               -------------
thereof and by replacing such words with the words "Section
                                                    -------
2.1.4".
- - -----
     1.9  Amendment to Article VIII:  Representations and
          -----------------------------------------------
Warranties.
- - ----------
          Section 8.18 of the Credit Agreement is hereby amended
          ------------
by deleting the number "11" from the first line thereof and by replacing such number with the number "10".

     1.10 Amendments to Article IX:  Covenants.
          ------------------------------------
          A.   Clause (b) of Section 9.1.1 of the Credit
               ----------    -------------
Agreement is hereby amended by deleting the words "as of the end" in the twentieth line thereof and by replacing such words with the words "for the four Fiscal Quarter period ended on the last day".

          B.   Clause (c) of Section 9.1.1 of the Credit
               ----------    -------------
Agreement is hereby amended by deleting the word "Period" in the twelfth line thereof and by replacing such word with the word "period" and by adding the following thereto immediately after the words "Section 9.2.4" in the ninth line thereof: ", the
           -------------
remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements and the remaining term of all Currency Hedge Agreements as of the last day of such Fiscal Quarter".

          C.   Clause (a) of Section 9.1.4 of the Credit
               ----------    -------------
Agreement is hereby amended by adding a ")" immediately following the word "Company" in the fifth line thereof.

          D.   Clause (b)(D) of Section 9.1.4 of the Credit
               -------------    -------------
Agreement is hereby amended by deleting the words "Section 7.1"
                                                   -----------
in the ninth line thereof and by replacing such words with the words "Section 7.1.2".
       -------------
          E.   Clause (b)(iii) of Section 9.2.2 of the Credit
               ---------------    -------------
Agreement is hereby amended by deleting the word "and" in the first line thereof and by replacing such word with a comma and by adding the words ", ALPART and VALCO" immediately following the word "KAAC" in the second line thereof.

          F.   Clause (b)(x) of Section 9.2.2 of the Credit
               -------------    -------------
Agreement is hereby amended by adding the following immediately preceding the semi-colon in the second line thereof: ", and Indebtedness of the Company in respect of Currency Hedge Agreements; provided (a) the remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments the Company is obligated to make under all such Currency Hedge Agreements (including any payments that would be payable by the Company following the exercise of any foreign exchange option sold by the Company but excluding, during the period prior to the date of exercise, any payments that would be payable by the Company following the exercise of any foreign exchange option purchased by the Company) does not exceed $300,000,000, in the aggregate, at any time, and (b) each obligation of the Company to make currency payments under any such Currency Hedge Agreement is due on a date not more than three years from the date of its incurrence and not later than February 15, 1999".

          G.   Section 9.2.3 of the Credit Agreement is hereby
               -------------
amended by deleting the word "and" at the end of clause (v)
                                                 ----------
thereof; by relettering clause (w) thereof to be clause (x); and
                        ----------               ----------
by adding a new clause (w) to read as follows:
                ----------
               "(w) Liens securing the obligations of the Company under the Currency Hedge Agreements; provided (a) the remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments the Company is obligated to make under all such Currency Hedge Agreements (including any payments that would be payable by the Company following the exercise of any foreign exchange option sold by the Company but excluding, during the period prior to the date of exercise, any payments that would be payable by the Company following the exercise of any foreign exchange option purchased by the Company) does not exceed $300,000,000, in the aggregate, at any time, (b) each obligation of the Company to make currency payments under any Currency Hedge Agreement is due on a date not more than three years from the date of its incurrence and not later than February 15, 1999, and (c) all Property which is subject to any such Lien constitutes Collateral; and".

          H.   Clause (b) of Section 9.2.5 of the Credit
               ----------    -------------
Agreement is hereby amended by adding the following immediately before the semi-colon in the first line thereof: ", provided, any Investment which when made complies with the requirements of the definition of Cash Equivalent Investment may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements".

          I.   Clause (o) of Section 9.2.5 of the Credit
               ----------    -------------
Agreement is hereby amended by adding the following immediately following the word "Ratio" in the fourth line thereof: " for the four Fiscal Quarter period ended as of the end of the last period for which consolidated financial statements of the Company have been delivered pursuant to Section 9.1.1(a) or 9.1.1(b)"; by
                           ----------------    --------
deleting the word "and" at the end of clause (B) thereof; and by
                                      ----------
adding the following thereto after clause (B) thereof:
                                   ----------
"provided further, any Investment made pursuant to this clause
                                                        ------
(o) of this Section 9.2.5 which when made complies with the
            -------------
requirements of this clause (o) may continue to be held
                     ----------
notwithstanding that such Investment if made thereafter would not comply with such requirements; and".

          J.   Clause (a)(iii) of Section 9.2.6 of the Credit
               ---------------    -------------
Agreement is hereby amended by adding the words "(or the proposed registration, issuance or sale)" immediately following the word "sale" in the eleventh line thereof and by adding the words "(or, in the case of a proposed registration, issuance or sale, are proposed to be)" immediately following the word "are" in the thirteenth line thereof.

          K.   Clause (b)(ii) of Section 9.2.6 of the Credit
               --------------    -------------
Agreement is hereby amended by adding the words "as an inactive company" immediately following the word "listed" in the fifth line thereof and by adding the words "and its Subsidiaries" immediately after the word "Company" in the eighth and tenth lines thereof.

          L.   Clause (b)(vi) of Section 9.2.6 of the Credit
               --------------    -------------
Agreement is hereby amended to read in its entirety as follows:
"(vi) make any payment of principal of or interest on the Indebtedness listed under the heading `Inactive Companies' on
Schedule XIII hereto."

          M.   Clause (h) of Section 9.2.11 of the Credit
               ----------    --------------
Agreement is hereby amended by adding the following thereto immediately following the word "Company" in the first line thereof: "or any of its Subsidiaries".

          N.   Clause (j) of Section 9.2.11 of the Credit
               ----------    --------------
Agreement is hereby amended by deleting the words "Section
                                                   -------
9.2.11(g)" in the sixth line thereof and by replacing such words
- - ---------
with the words "Section 9.2.11(j)".
                -----------------
          O.   The second paragraph of Section 9.2.14 of the
                                       --------------
Credit Agreement is hereby amended by deleting the word "year" in the twenty-first line thereof and by replacing such word with the word "Year".

          P.   Clause (vi) of Section 9.2.18 of the Credit
               -----------    --------------
Agreement is hereby amended by adding the words ", 9.2.5(n)"
                                                 ----------
immediately following the words "Sections 9.2.5(f)" in the first
                                 -----------------
line thereof.

          Q.   Section 9.2 of the Credit Agreement is hereby
               -----------
amended by adding the following new Section 9.2.21 thereto:
                                    --------------
"Section 9.2.21.  Currency Hedge Agreements.
                  -------------------------
     "The Company will not enter into any Currency Hedge Agreement containing any provision that permits the Currency Hedge Provider party thereto to terminate the Currency Hedge Agreement, or to liquidate or close-out any obligations thereunder, solely as a result of the occurrence of any Default under this Agreement unless the Agent, as a result of such Default and upon the direction of the Majority Lenders, shall have declared all of the outstanding principal amount of the Loans and other Obligations under the Credit Agreement and the other Loan Documents to be due and payable."

     1.11 Amendments to Article X:  Events of Default.

          -------------------------------------------
          A.   Section 10.1.3 of the Credit Agreement is hereby
               --------------
amended by adding the following thereto immediately after the term "(c)," in the fourth line thereof: "9.2.2(b)(x),".
      ----                               -----------
          B.   Clause (a) of Section 10.1.4 of the Credit
               ----------    --------------
Agreement is hereby amended by adding the following thereto immediately after the word "Sections" in the first line thereof:
"9.2.2(b)(x),".
 -----------
     1.12 Amendments to Article XIII:  Miscellaneous Provisions.
          -----------------------------------------------------
          Section 12.3 of the Credit Agreement is hereby amended
          ------------
by amending the last sentence thereof to read in its entirety as follows:

"The Parent Guarantor and the Company, jointly and severally, also agree to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender (as well as all allocated costs of in-house counsel incurred by the Agent) in connection with the enforcement of any Obligations and to reimburse the Agent upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) and allocated costs of in-house counsel incurred by the Agent in connection with the negotiation of any restructuring or "work-out," whether or not consummated, of any Obligations."

     1.13 Amendments to Signature Pages.
          -----------------------------
          The Percentages set forth opposite the Lenders' names on the signature pages of the Credit Agreement are hereby amended to read as follows:

          BankAmerica Business Credit, Inc.            27.273%
          Congress Financial Corporation               26.182%
          LaSalle National Bank                         9.091%
          CIT Group/Business Credit, Inc.               6.0%
          Transamerica Business Credit Corporation      8.0%
          Bank of America National Trust and
               Savings Association                      9.091%
          Heller Financial, Inc.                        8.363%
          National Westminster Bank PLC                 6.0%

Effective on the date on which the Agent gives notice to the Parent Guarantor, the Company and each Lender of the satisfaction of certain conditions as provided in Section 3 of the First Amendment to Credit Agreement dated as of July 21, 1994 between the Company, the Parent Guarantor, the Lenders and the Agent and notwithstanding anything to the contrary contained in Section 5.4
                                                      -----------
of the Credit Agreement, each Lender shall be deemed to hold an undivided interest and participation, to the extent of such Lender's Percentage as reflected above, in all Letters of Credit and the Company's Reimbursement Obligations with respect thereto outstanding as of such date.

     1.14 Amendments to Exhibits.
          ----------------------
          A.   Exhibit K hereto is hereby added to the Credit
Agreement as Exhibit T thereto.

          B.   Exhibit L hereto is hereby added to the Credit
Agreement as Exhibit U thereto.

          Section 2.  Amendments to Company Security Agreement,
                      ----------------------------------------
Company Pledge Agreement, Subsidiary Pledge Agreement and other
- - ---------------------------------------------------------------
Collateral Documents.
- - --------------------
          The parties agree that, as of the First Amendment Effective Date (as defined below), the Parent Security Agreement, the Company Security Agreement, the Company Pledge Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, the Intercompany Note Pledge Agreement, the Company Deeds of Trust and the Company Mortgages shall be amended or supplemented as set forth in Exhibits B, C, D, E, F, G, H, I and J hereto, respectively.

          Section 3.  Conditions to Effectiveness.
                      ---------------------------
          This Amendment shall become effective as of the date
hereof (the "First Amendment Effective Date") only when the
             ------------------------------
following conditions shall have been met and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company, the Agent and each Lender:

          A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Parent Guarantor, the Company, the Agent and each of the Lenders (or notice of the approval of this Amendment by each of the Lenders satisfactory to the Agent shall have been received by the Agent), together with counterparts of amendments to the Parent Security Agreement, the Company Security Agreement, the Company Pledge Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, the Intercompany Note Pledge Agreement, the Company Deeds of Trust and the Company Mortgages duly executed on behalf of the Company, the Parent Guarantor, or the Subsidiaries party thereto, respectively, and the Agent.

          B.   The Agent shall have received:

               (1) Resolutions of the Board of Directors or of the Executive Committee of the Company and the Parent Guarantor approving and authorizing the execution, delivery and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Company or the Parent Guarantor, as the case may be;

               (2) A signature and incumbency certificate of the officers of the Company and the Parent Guarantor executing this Amendment;

               (3) For each Lender (a) an opinion, addressed to the Agent and each Secured Lender, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit A-1 attached hereto, with such changes therein as shall be satisfactory to the Agent, (b) an opinion, addressed to the Agent and each Secured Lender, from Anthony R. Pierno, General Counsel to the Company, in substantially the form of Exhibit A-2 attached hereto, with such changes therein as shall be satisfactory to the Agent, and (c) an opinion, addressed to the Agent and each Secured Lender, from the local counsel listed on Schedule I hereto in substantially the form of Exhibit A-3 attached hereto, with such changes therein as shall be satisfactory to the Agent;

               (4) The Agent shall have received, on behalf of each Lender increasing its portion of the Revolving Commitment

Amount, a fee in the amount of 1.50% multiplied by the amount of such increase; and

               (5) such other information approvals, opinions, documents, or instruments as the Agent may reasonably request.

          Section 4.  Company's Representations and Warranties.
                      ----------------------------------------
          In order to induce the Lenders and the Agent to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, the Parent Guarantor and the Company represent and warrant to each Lender and the Agent that, as of the First Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by the Company and the Parent Guarantor and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") by the Company and
                        -----------------
the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporation action on the part of the Company and the Parent Guarantor, as the case may be.

          B.   No Conflict.  The execution and delivery by the
               -----------
Company and the Parent Guarantor of this Amendment and the performance by the Company and the Parent Guarantor of the Amended Agreement do not:

               (1)  contravene such Obligor's Organic Documents;

               (2) contravene the Indenture dated as of February 1, 1993, as amended by the First Supplemental Indenture dated May 1, 1993, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The First National Bank of Boston, as Trustee, or the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Obligor's properties or
any of the properties of any Subsidiary of such Obligor, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Company and the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company and the Parent Guarantor, enforceable against the Company and the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Amendment by the Company or the Parent
Guarantor.

          E.   Incorporation of Representations and Warranties
               -----------------------------------------------
from Credit Agreement.  Each of the statements set forth in
- - ---------------------
Section 7.2.1 of the Credit Agreement is true and correct.

          F.   Real Property.  As of the date hereof, (1) the
               -------------
Liens on the Collateral constituting Real Estate (as defined in the Company Deeds of Trust and the Company Mortgages) are valid, prior and perfected, subject only to the exceptions listed in Exhibits B to the Company Deeds of Trust and the Company Mortgages and in clauses (e) and (f) of Section 9.2.3 of the Credit Agreement and (2) there are no Liens securing Indebtedness for borrowed money (other than those in favor of the Agent) on the Collateral constituting Real Estate (as defined in the Company Deeds of Trust and the Company Mortgages).

          Section 5.  Acknowledgement and Consent.
                      ---------------------------
          The Company is a party to the Company Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which the Company has created Liens in favor of the Agent on certain Collateral to secure the Obligations. The Parent Guarantor is a party to the Parent Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which the Parent Guarantor has created Liens in favor of the Agent on certain Collateral and pledged certain Collateral to the Agent to secure the Obligations of the Parent Guarantor. Certain Subsidiaries of the Company are parties to the Subsidiary Guaranty and/or one or more of the Subsidiary Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which such Subsidiaries have (i) guarantied the Obligations and/or (ii) created Liens in favor of the Agent on certain Collateral. The

Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit Support Parties",
                                        ----------------------
and the Company Collateral Documents, the Parent Collateral Documents, the Subsidiary Guaranty and the Subsidiary Collateral Documents are collectively referred to herein as the "Credit
                                                      ------
Support Documents".
- - -----------------
          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement as amended by this Amendment and consents to the amendment of the Credit Agreement effected as of the date hereof pursuant to this Amendment and the amendment of the other Loan Documents effected as of the date hereof.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

          Each Credit Support Party (other than the Company and the Parent Guarantor) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 6.  Miscellaneous.
                      -------------
          A.   Reference to and Effect on the Credit Agreement
               -----------------------------------------------
and the Other Loan Documents.
- - ----------------------------
               (1) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment and the amendments to the other Loan Documents executed as of the date hereof, the Credit Agreement and the other Loan
Documents shall remain in full force and effect and are hereby ratified and confirmed.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          F.   Approval of Amendments to Loan Documents.  Each of
               ----------------------------------------
the Lenders hereby approves the forms of the amendments attached as Exhibits to this Amendment and hereby authorizes the Agent on its behalf to accept from the Company and the other Obligors, as the case may be, and authorizes the Agent to execute and deliver as Agent, the amendments to the Collateral Documents and the Subsidiary Guaranty in substantially the form of such Exhibits, with such changes, additions or deletions as the Agent, in its sole and absolute discretion, may approve.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION        KAISER ALUMINUM & CHEMICAL
                                     CORPORATION


By: _______________________        By:________________________

Name: K.S. Vasan                   Name: K.S. Vasan

Its:  Treasurer                    Its:  Treasurer

BANKAMERICA BUSINESS CREDIT,       BANKAMERICA BUSINESS CREDIT,
  INC., as Agent                     INC.


By: _______________________        By:________________________
Name: Michael J. Jasaitis          Name: Michael J. Jasaitis
Its: Vice President                Its: Vice President


BANK OF AMERICA NATIONAL TRUST     THE CIT GROUP/BUSINESS CREDIT,
  AND SAVINGS ASSOCIATION             INC.


By: _______________________        By:________________________
Name Printed:______________        Name Printed:______________
Its:_______________________        Its:_______________________



CONGRESS FINANCIAL CORPORATION     HELLER FINANCIAL, INC.
   (WESTERN)


By: _______________________        By:________________________
Name Printed:______________        Name Printed:______________
Its:_______________________        Its:_______________________


LA SALLE NATIONAL BANK             NATIONAL WESTMINSTER BANK PLC


By: _______________________        By:________________________
Name Printed:______________        Name Printed:______________
Its:_______________________        Its:_______________________


TRANSAMERICA BUSINESS CREDIT
   CORPORATION


By: _______________________
Name Printed:______________
Its:_______________________


ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                     INVESTMENT, INC.


By: _______________________        By:________________________

Name:  K.S. Vasan                  Name: K.S. Vasan

Its:   Treasurer                   Its:  Treasurer



KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INS.                               SERVICES, INC.


By: _______________________        By:________________________

Name:  K.S. Vasan                  Name: K.S. Vasan

Its:   Treasurer                   Its:  Treasurer


OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                      INTERNATIONAL, INC.


By: _______________________        By:________________________

Name:  K.S. Vasan                  Name: K.S. Vasan

Its:   Treasurer                   Its:  Treasurer


KAISER ALUMINA AUSTRALIA           KAISER FINANCE CORPORATION
  CORPORATION


By: _______________________        By:________________________

Name:  K.S. Vasan                  Name: K.S. Vasan

Its:   Treasurer                   Its:  Treasurer


ALPART JAMAICA INC.                KAISER JAMAICA CORPORATION




By: _______________________        By:________________________

Name:  K.S. Vasan                  Name: K.S. Vasan

Its:   Treasurer                   Its:  Treasurer


KAISER BAUXITE COMPANY             KAISER EXPORT COMPANY



By: _______________________        By:________________________

Name:  K.S. Vasan                  Name: K.S. Vasan

Its:   Treasurer                   Its:  Treasurer

                                EXHIBIT A-1


                             July __, 1994



BankAmerica Business Credit, Inc.,
  as Agent
Two North Lake Avenue, Suite 400
Pasadena, California  91101

    and

The Lenders Listed on Schedule A Hereto

    Re:  First Amendment to Credit Agreement (the "First
         Amendment"), dated as of June __, 1994, among Kaiser Aluminum & Chemical Corporation, Kaiser
         Aluminum Corporation, certain financial institutions, and BankAmerica Business Credit, Inc., as Agent

          ------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum Corporation, a Delaware corporation (the "Parent Guarantor"), the Guarantors (as hereinafter defined) and the Nonrecourse Pledgors (as hereinafter defined) in connection with the First Amendment; the First Amendment to Company Security Agreement, dated as of June __, 1994 (the "Company Security Agreement Amendment"), between the Company and the Agent; the First Amendment to Company Pledge Agreement, dated as of June __, 1994 (the "Company Pledge Agreement Amendment"), between the Company and the Agent; the First Amendment to Parent Security Agreement, dated as of June __, 1994 (the "Parent Security Agreement Amendment"), between the Parent Guarantor and the Agent; the First Amendment to Subsidiary Guaranty, dated as of June __, 1994 (the "Subsidiary Guaranty Amendment"), between Akron Holding Corporation, an Ohio corporation, Alpart Jamaica Inc., a Delaware corporation, Kaiser
Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, Kaiser Jamaica Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (individually, a "Guarantor" and, collectively, the "Guarantors"), and the Agent;

the First Amendment to Subsidiary Pledge Agreement, dated as of June __, 1994 (the "Subsidiary Pledge Agreement Amendment"), between Akron Holding Corporation, an Ohio corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively, the "Pledgors" and, individually, a "Pledgor"), and the Agent; the First Amendment to Subsidiary Security Agreement, dated as of June __, 1994 (the "Subsidiary Security Agreement Amendment"), between the Pledgors and the Agent; and the First Amendment to Intercompany Note Pledge Agreement, dated as of June __, 1994 (the "Intercompany Note Pledge Agreement Amendment"), between Kaiser Export Company, a California corporation, and Kaiser Bauxite Company, a Nevada corporation (collectively, the "Nonrecourse Pledgors" and, individually, a "Nonrecourse Pledgor") and the Agent. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement, as amended by the First Amendment. As used herein,
(i) "Credit Agreement" has the meaning ascribed thereto in the first recital of the First Amendment, (ii) "Delaware Pledgor" means a Pledgor that is incorporated under the laws of the State of Delaware and (iii) "Delaware Guarantor" means a Guarantor that is incorporated under the laws of the State of Delaware.

         In rendering the opinion set forth herein, we have reviewed (i) the Credit Agreement; (ii) the First Amendment;
(iii) the Company Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, between the Company and the Agent (the "Company Security Agreement"); (iv) the Company Security Agreement Amendment; (v) the Company Pledge Agreement, dated as of February 15, 1994, between the Company and the Agent (the "Company Pledge Agreement"); (vi) the Company Pledge Agreement Amendment; (vii) the Parent Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, between the Parent Guarantor and the Agent (the "Parent Security Agreement"); (viii) the Parent Security Agreement Amendment; (ix) the Subsidiary Guaranty, dated as of February 15, 1994, between the Guarantors and the Agent

(the "Subsidiary Guaranty"); (x) the Subsidiary Guaranty Amendment; (xi) the Subsidiary Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, between the Pledgors and the Agent (the "Subsidiary Security Agreement"); (xii) the Subsidiary Security Agreement Amendment; (xiii) the Subsidiary Pledge Agreement, dated as of February 15, 1994, between the Pledgors and the Agent (the "Subsidiary Pledge Agreement"); (xiv) the Subsidiary Pledge Agreement Amendment; (xv) the Parent Pledge Agreement, dated as of February 15, 1994, between the Parent Guarantor and the Agent (the "Parent Pledge Agreement");
(xvi) the Intercompany Note Pledge Agreement, dated as of February 15, 1994, between the Nonrecourse Pledgors and the Agent (the "Intercompany Note Pledge Agreement"); (xvii) the Inter-company Note Pledge Agreement Amendment; (xviii) each amendment to a Company Deed of Trust (individually, a "Deed of Trust Amendment" and, collectively, the "Deed of Trust Amendments") listed on Schedule B hereto; (xix) each amendment to a Company Mortgage (individually, a "Mortgage Amendment" and, collectively, the "Mortgage Amendments"); (xx) each Company Deed of Trust and Company Mortgage referred to on Schedule B hereto; (xxi) the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, pursuant to which the Company's 9-7/8% Senior Notes due 2002 were issued (the "Senior Indenture"); and (xxii) the Indenture dated as of February 1, 1993, as amended by the First Supplemental Indenture dated May 1, 1993, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The First National Bank of Boston, as Trustee, pursuant to which the Company's 12-3/4% Senior Subordinated Notes due 2003 were issued (the "Senior Subordinated Indenture" and, together with the Senior Indenture, the "Indentures") and have examined originals or copies, certified, or otherwise identified to our satisfaction, of (a) the Certificate of Incorporation and By-laws of the Company, the Parent Guarantor and each of the Delaware Pledgors and the Delaware Guarantors as in effect on the date hereof, and (b) such other documents, records, certificates and instruments (collectively, "Documents") as in our judgment are necessary or appropriate as the basis for the opinion expressed below.

    In our examination we have assumed the genuineness of all signatures, the authenticity of all Documents submitted to us as originals, the conformity to original documents of all Documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify (other than with respect to the opinions set forth in Paragraph 13 below), we have relied upon statements and representations of officers and other representatives of the Company, the Parent Guarantor, the Pledgors, the Guarantors and the Nonrecourse Pledgors and certificates of public officials.
We also have assumed (i) the valid authorization, execution, and delivery of the First Amendment and the Company Security Agreement Amendment, the Company Pl0edge Agreement Amendment, the Parent Security Agreement Amendment, the Subsidiary Guaranty Amendment, the Subsidiary Pledge Agreement Amendment, the Subsidiary Security Agreement Amendment and the Intercompany Note Pledge Agreement Amendment (collectively the "Collateral Agree-ment Amendments"), the Deed of Trust Amendments and the Mortgage Amendments by the parties thereto (other than the Company, the Parent Guarantor, the Delaware Pledgors and the Delaware Guarantors), (ii) that each such other party has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with the corporate or other organizational power to perform its obligations there-under, and (iii) that the First Amendment and the Collateral Agreement Amendments constitute the legal, valid and binding obligation of each such other party that is not a Guarantor, a Pledgor or a Nonrecourse Pledgor enforceable against each such other party in accordance with their respective terms (subject to qualifications and limitations similar to those set forth in clauses (a) and (b) on pages __ and __ of this opinion).

         Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

         1. The execution, delivery and performance by each of the Company and the Parent Guarantor of the First Amendment, and the performance by the Company and the Parent Guarantor of the Credit Agreement as amended by the First Amendment, are within their respective corporate powers, have been duly authorized by all necessary corporation action on the part of the Company and the Parent Guarantor, and do not:

         (a) violate the Organic Documents of the Company or the Parent Guarantor; or

         (b) violate any court decree or order of any governmental authority which, after our due inquiry, has been specifically disclosed to us by the Company or the Parent Guarantor.

         2. The First Amendment has been duly executed and delivered by each of the Company and the Parent Guarantor.

         3. The First Amendment constitutes the legal, valid, and binding obligation of each of the Company and the Parent
Guarantor enforceable against each of the Company and the Parent
Guarantor in accordance with its terms.

         4. The execution, delivery and performance by the Company of the Company Security Agreement Amendment, the
Company Pledge Agreement Amendment, the Deed of Trust Amendments and the Mortgage Amendments, and the performance by the Company of (i) the Company Security Agreement and the Company Pledge Agreement, as amended by the Company Security Agreement Amendment and the Company Pledge Agreement Amendment, respectively, and (ii) the Company Deeds of Trust and the Company Mortgages referred to in Schedule B hereto, as amended by the Deed of Trust Amendments and the Mortgage Amendments, are within its corporate powers, have been duly authorized by all necessary corporate action on the part of the Company, and do not:

         (a)  violate the Organic Documents of the Company; or

         (b) violate any court decree or order of any governmental authority which, after our due inquiry, has been specifically disclosed to us by the Company.

         5.   The Company Security Agreement Amendment, the
Company Pledge Agreement Amendment, the Deed of Trust Amendments and the Mortgage Amendments have been duly executed and delivered by the Company.

         6.   The Company Security Agreement Amendment and the
Company Pledge Agreement Amendment constitute the legal, valid, and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

         7. The execution, delivery and performance by each of the Delaware Pledgors of the Subsidiary Security Agreement Amendment and the Subsidiary Pledge Agreement Amendment, and the performance by each of the Delaware Pledgors of the Subsidiary Security Agreement and the Subsidiary Pledge Agreement, as amended by the Subsidiary Security Agreement Amendment and the Subsidiary Pledge Agreement Amendment, respectively, are within the corporate powers of each of the Delaware Pledgors, have been duly authorized by all necessary corporate action on the part of each of the Delaware Pledgors, and do not:

         (a)  violate the Organic Documents of any Delaware
         Pledgor; or

         (b) violate any court decree or order of any governmental authority which, after our due inquiry, has been specifically disclosed to us by the Delaware Pledgors.

          8. The Subsidiary Security Agreement Amendment and the Subsidiary Pledge Agreement Amendment have been duly executed and delivered by each of the Delaware Pledgors.

         9. The Subsidiary Security Agreement Amendment and the Subsidiary Pledge Agreement Amendment constitute the legal, valid, and binding obligations of each of the Pledgors enforce-able against each of the Pledgors in accordance with their respective terms. The Intercompany Note Pledge Agreement Amendment constitutes the legal, valid and binding obligation of each Nonrecourse Pledgor enforceable against each of the Nonrecourse Pledgors in accordance with its terms.

         10. The execution, delivery and performance by each of the Delaware Guarantors of the Subsidiary Guaranty Amendment, and the performance by each of the Delaware Guarantors of the Subsidiary Guaranty, as amended by the Subsidiary Guaranty Amendment (the "Amended Guaranty"), are within the corporate powers of each of the Delaware Guarantors, have been duly authorized by all necessary corporate action on the part of each of the Delaware Guarantors, and do not:

         (a)  violate the Organic Documents of any Delaware
         Guarantor; or

         (b) violate any court decree or order of any governmental authority which, after our due inquiry, has been specifically disclosed to us by the Delaware
         Guarantors.

         11. The Subsidiary Guaranty Amendment has been duly executed and delivered by each of the Delaware Guarantors.

         12. The Subsidiary Guaranty Amendment constitutes the legal, valid, and binding obligation of each of the Guarantors enforceable against each of the Guarantors in accordance with its terms.

         13. Annexed hereto as Exhibit A is a form of International Foreign Exchange Master Agreement, including a form of Schedule (the "Schedule") thereto, between Bank of America National Trust and Savings Association and the Company (the "Master Agreement"). Annexed hereto as Exhibit B is a form of Confirmation (as such term is defined in the Master Agreement). Assuming (a) that the Currency Hedge Agreements (i) consist solely of a Master Agreement in the form annexed hereto as Exhibit A and appropriately completed and duly executed Confirmations in the form annexed hereto as Exhibit B and
(ii) relate solely to FX Transactions (as such term is defined in the Master Agreement) and (b) that the particular terms of each such FX Transaction are fully and accurately set forth in Confirmations in the form annexed hereto as Exhibit B and the Master Agreement, it is our opinion that:

         (a) Neither (i) the granting by the Parent Guarantor, the Company, the Pledgors or the Nonrecourse Pledgors of a lien on assets of the Parent Guarantor, the Company, the Pledgors or the Nonrecourse Pledgors that constitute Collateral, pursuant to the Collateral Documents, as amended by the Collateral Agreement Amendments, as security for the Company's obligations (and/or guaranties of such obliga-tions) under the Currency Hedge Agreements, nor (ii) the guaranty, pursuant to the Amended Guaranty, by the Guarantors of the Company's obligations under the Currency Hedge Agreements or the guaranty by the Parent Guarantor of the Company's obligations under the Currency Hedge Agree-ments (A) violates either of the Indentures or (B) results in, or requires the creation or imposition of, any lien on the property of the Parent Guarantor, the Company or any Subsidiary of the Company pursuant to the terms of either of the Indentures.

         (b)  The obligations of the Company under the Currency
    Hedge Agreements would not constitute "Indebtedness" (as such term is defined in the Senior Indenture or the Senior
    Subordinated Indenture).

         14. As used in this Paragraph 14, "Collateral" has the meaning assigned thereto in the Security Agreements. After giving effect to the First Amendment, the Company Security Agree-ment, the Parent Security Agreement, the Subsidiary Security Agreement, the Company Pledge Agreement, the Subsidiary Pledge Agreement and the Intercompany Note Pledge Agreement, as amended by the Collateral Agreement Amendments, and the Parent Pledge Agreement create valid security interests under the Uniform Commercial Code as in effect in the State of New York (the "UCC") in all of the applicable Obligors' right, title, and interest in and to all Collateral (other than securities or items of Collateral for which possession must be taken by a secured party in order to perfect its security interest under Sections 9-103 and 9-104 of the UCC, as to each of which we express no opinion), to the extent that the creation of a security interest in any such Collateral is governed by the UCC, as security for the payment and performance of the obligations, including the Currency Hedge Obligations (other than amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code and interest that, but for the filing of a petition in bankruptcy, would accrue on any obliga-tions, as to each of which we express no opinion) expressed to be secured by such agreements. Assuming that properly executed financing statements in the form annexed hereto as Exhibit C, with the description of Collateral attached as Schedule IV-2 to our opinion dated February 17, 1994, addressed to you, have been duly filed (and all required filing or other fees have been paid) and are on file, in the offices in the State of New York listed in Schedule V to our opinion dated February 17, 1994, addressed to you, upon the filing of properly executed amendments to such financing statements, in the form annexed hereto as Exhibit D, in such offices (with [accurate filing information with respect to the financing statements being amended] properly inserted) and the payment of any required filing or other fee, the security interest in favor of the Agent in all of the Company's right, title and interest in and to all Collateral of the Company consisting of (1) goods (as such term is defined in Section 9-105(1)(h) of the UCC) located in the State of New York (other than mobile goods described in Section 9-103(3) of the UCC and other than fixtures and goods which are to become fixtures), including goods in the possession of a bailee who has not issued a negotiable document (as such term is hereinafter defined) therefor if such goods and any document issued therefor are located in the State of New York, and (2) negotiable documents (as such term is defined in Section 9-105(l)(f) of the UCC) that are located in the State of New York, to the extent, in each case, that a security interest therein may be perfected by a filing of financing statements under the UCC, and, to such extent, no filing or recording of any other document or instrument or other action is required, on the date hereof, to perfect such security interest under the UCC. In connection with our opinion set forth in this Paragraph 14, we have assumed with your permission and without investigation that from February 17, 1994 and at all relevant times thereafter, including on the date hereof and at all relevant times hereafter:

         (i) the Collateral exists, and that each Obligor has rights in or title to each item of Collateral (and we do not express any opinion herein as to any of such rights or title); and

         (ii) none of any Obligor's chattel paper, instruments, or securities bear any endorsement or legend indicating an ownership or other interest therein other than that of such Obligor or the security interest of the Agent.

         The opinions set forth in paragraphs 3, 6, 9, and 12 above are subject to the following qualifications and limitations and the other opinions set forth above are subject to the following qualifications and limitations, other than those set forth in clauses (a), (b) and (c) below:

         (a) The enforceability of the First Amendment and the Collateral Agreement Amendments may be subject to or limited by page>

bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium, or other laws and court decisions now or hereafter in effect relating to or affecting the rights of creditors generally;

         (b) The enforceability of the First Amendment and the Collateral Agreement Amendments is subject to the application of and may be limited by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). Such principles of equity are of general application and in applying such principles a court, among other things, might not allow a creditor to accelerate the maturity of a debt under certain circumstances, including, without limitation, upon the occurrence of a default deemed immaterial or might decline to order an obligor to perform covenants. Such principles applied by a court might include a requirement that a creditor act with reasonableness and in good faith. Thus, we express no opinion as to the validity or enforceability of (i) provisions restricting access to legal or equitable remedies, such as the specific performance of executory covenants, (ii) provisions that purport to establish evidentiary standards, (iii) provisions relating to waivers, severability, indemnity, submissions to jurisdiction, set off, delay or omission of enforcement of rights or remedies, and (iv) provi-sions purporting to convey rights to persons other than parties to the Credit Agreement. In addition, we express no opinion as to the enforceability of any provision purporting to provide indemnification or contribution relating to matters arising under Federal or State securities laws;

         (c) The remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

         (d) We have not been requested to render, and with your permission we do not express, any opinion as to the applicability to any Loan Document or security interests of
Section 548 of the Federal Bankruptcy Code, Article 10 of the New York Debtor & Creditor Law, or any other fraudulent conveyance, insolvency or transfer laws or any court decisions with respect to any of the foregoing;

         (e) We express no opinion as to the priority of any security interest created by the Loan Documents; or as to rights of buyers in the ordinary course of business or of buyers not in the ordinary course of business to the extent, in each case, the Collateral is intended to secure future advances or future credit extensions or to the extent, in each case, that the Loan Documents authorize the Obligors to dispose of Collateral; or as to the limitations contained in the Federal Bankruptcy Code upon the extent to which property acquired after the commencement of a case under the Federal Bankruptcy Code may be subjected to a security interest arising from an agreement entered into prior to the commencement of such case;

         (f) We express no opinion as to the creation, perfection or enforcement of Liens in governmental licenses, permits and approvals in which it is ineffective under govern-mental rules or regulations to grant a Lien;

         (g) We express no opinion as to any security interests relating to property in which security interests cannot be granted under the UCC, as to the perfection of security interests granted by any Obligor other than the Company, or as to the perfection of security interests granted by the Company which may be perfected by any means other than by filing a financing state-ment pursuant to the UCC;

         (h) We express no opinion as to the creation, validity or perfection of any security interest in (i) any patents, trade-marks, copyrights, or other intellectual property or (ii) any equipment used in farming operations, consumer goods, farm products, crops, timber, minerals or the like (including oil and gas) or accounts resulting from the sale thereof, receivables due from any government or agency or department thereof, beneficial interests in a trust or a decedent's estate, letters of credit, uncertificated securities, interests in or claims in or under any policy of insurance (other than insurance payable to the Agent or any Obligor by reason of loss or damage to any Collateral), or items which are subject to a requirement of any jurisdiction that provides for a registration or certificate of title or a filing other than under the UCC, or any item to which Article 9 of the UCC does not apply, including, without limitation, the items set forth in Section 9-104 of the UCC;

         (a) Any purported assignment of any agreement or any governmental approval, license or permit may be subject to restrictions upon assignment or transfer which, although not necessarily applicable to assignments intended as security, may be required to be satisfied before the Agent will be treated as an assignee thereof, except (x) to the extent that consents to or approvals of such assignment have been obtained from the appropriate governmental body or other Person, or (y) to the extent that Section 9-318(4) of the UCC may be applicable to render ineffective a prohibition on assignment of certain accounts or creation of a security interest in certain general intangibles;

         (j) The perfection of security interests which are perfected by the filing of financing statements is limited both in extent and as to continuation by various provisions of the UCC, including, but not limited to, those relating to non-identifiable or commingled cash proceeds and the need to file continuation statements and/or new financing statements if the classification of any Collateral under the UCC changes because of a change in the use of such Collateral, or upon the lapse of time or if a relevant Obligor changes its name, identity, corporate structure or location of the chief executive office, chief place of business or the places where it keeps the Collateral or its records with respect thereto.

         (k) Our opinion expressed herein is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware, and the Federal laws of the United States of America, and we do not express any opinion herein concerning any other laws. We express no opinion as to the effects (if any) of any laws of any jurisdiction (except the State of New York) in which any Lender is located which limits the rate of interest that such Lender may charge or collect.

         (l) For purposes of our opinions in paragraphs 9, 12 and 14 above as they relate to Kaiser Aluminum Technical Services, Inc., a California corporation, Oxnard Forge Die Company, Inc., a California corporation, Kaiser Export Company, a California corporation, Akron Holding Corporation, an Ohio corporation, and Kaiser Bauxite Company, a Nevada corporation, we have relied with your permission on and assumed (without independent investigation) the accuracy of the conclusions set forth in the opinion of Anthony R. Pierno, Esq., of even date herewith.

         The opinion expressed herein is based upon the laws in effect on the date hereof, and we assume no obligation to review or supplement this opinion should any such law be changed by legislative action, judicial decision or otherwise.

         Ezra G. Levin, a partner of our firm, is a director of the Company and the Parent Guarantor.

         This opinion is being furnished only to the addressees named above pursuant to Section 3.B.(3) of the First Amendment and is solely for the benefit of such Persons in connection with the execution, delivery and effectiveness of the First Amendment. Accordingly, this opinion may not be used, quoted, or relied upon by any other person or entity or for any other purpose without, in each instance, our express prior written consent. Any Lender listed on Schedule A hereto may, however, deliver a copy of this opinion to any Assignee Lender that becomes a party to the Agreement in connection with the assignment and delegation to such Assignee Lender of all or any fraction of a Lender's total Credit Extension and Revolving Commitment, and any such Assignee Lender may rely upon this opinion as if it were addressed and had been delivered to such Assignee Lender on the date hereof.

Very truly yours,

                                SCHEDULE A



BankAmerica Business Credit, Inc.

Bank of America National Trust
  and Savings Association

CIT Group/Business Credit, Inc.

Congress Financial Corporation (Western)

Heller Financial, Inc.

La Salle National Bank

National Westminster Bank PLC

Transamerica Business Credit Corporation

                                                      Exhibit A-2
                                                      -----------

                              [Letterhead of
                  KAISER ALUMINUM & CHEMICAL CORPORATION]





                                  July __, 1994



BankAmerica Business Credit, Inc.,
as Agent
Two North Lake Avenue
Suite 400
Pasadena, California  91101

and

The Lenders Listed on Schedule A hereto


    Re: First Amendment to Credit Agreement (the "First Amendment") dated as of June __, 1994, among Kaiser Aluminum & Chemical Corporation, Kaiser Aluminum Corporation, certain financial institutions, and BankAmerica Business Credit, Inc., as Agent
         ------------------------------------------------


Ladies and Gentlemen:

         I am the general counsel of Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), and of Kaiser Aluminum Corporation, a Delaware corporation (the "Parent Guarantor"), and have acted as counsel to the Company, the Parent Guarantor, and the other Persons listed on Schedule B hereto
(such other Persons being herein collectively referred to as the "Obligors" and individually referred to as an "Obligor") in connection with the First Amendment; the First Amendment to Company Security Agreement, dated as of June __, 1994 (the "Company Security Agreement Amendment"), between the Company and the Agent; the First Amendment to Company Pledge Agreement, dated as of June __, 1994 (the "Company Pledge Agreement Amendment"), between the Company and the Agent; the First Amendment to Parent Security Agreement, dated as of June __, 1994 (the "Parent Security Agreement Amendment"), between the Parent Guarantor and the Agent; First Amendment to Subsidiary Guaranty, dated as of June __, 1994 (the "Subsidiary Guaranty Amendment"), between

Akron Holding Corporation, an Ohio corporation, Alpart Jamaica Inc., a Delaware corporation, Kaiser Alumina Australia Corpora-tion, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, Kaiser Jamaica Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (individually, a "Guarantor" and, collectively, the "Guarantors"), and the Agent; the First Amendment to Subsidiary Pledge Agreement, dated as of June __, 1994 (the "Subsidiary Pledge Agreement Amendment"), between Akron Holding Corporation, an Ohio corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively, the "Pledgors" and, individually, a "Pledgor"), and the Agent; the First Amendment to Subsidiary Security Agreement, dated as of June __, 1994 (the "Subsidiary Security Agreement Amendment"), between the Pledgors and the Agent; and the First Amendment to Intercompany Note Pledge Agreement, dated as of June __, 1994 (the "Intercompany Note Pledge Agreement Amendment"), between the Nonrecourse Pledgors (as hereinafter defined) and the Agent. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement, as amended by the First Amendment. As used herein, (i) "Credit Agreement" has the meaning ascribed thereto in the first recital of the First Amendment, (ii) "Collateral Agreement Amendments" means, collec-tively, the Company Security Agreement Amendment, the Company Pledge Agreement Amendment, the Parent Security Agreement Amendment, the Subsidiary Guaranty Amendment, the Subsidiary Pledge Agreement Amendment, the Subsidiary Security Agreement Amendment and the Intercompany Note Pledge Agreement Amendment, and (iii) "Subsidiary Collateral Agreements" means, collectively, the Subsidiary Guaranty (as hereinafter defined), the Subsidiary Security Agreement (as hereinafter defined), the Subsidiary

Pledge Agreement (as hereinafter defined) and the Intercompany
Note Pledge Agreement (as hereinafter defined).

         In rendering the opinion set forth herein, I have reviewed (i) the Credit Agreement; (ii) the First Amendment;
(iii) the Company Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, between the Company and the Agent (the "Company Security Agreement"); (iv) the Company Security Agree-ment Amendment; (v) the Company Pledge Agreement, dated as of February 15, 1994, between the Company and the Agent (the "Company Pledge Agreement"); (vi) the Company Pledge Agreement Amendment; (vii) the Parent Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, between the Parent Guarantor and the Agent (the "Parent Security Agreement"); (viii) the Parent Security Agreement Amendment; (ix) the Subsidiary Guaranty, dated as of February 15, 1994, between the Guarantors and the Agent (the "Subsidiary Guaranty"); (x) the Subsidiary Guaranty Amend-ment; (xi) the Subsidiary Security Agreement, Financing State-ment, and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, between the Pledgors and the Agent (the "Subsidiary Security Agreement"); (xii) the Subsidiary Security Agreement Amendment; (xiii) the Subsidiary Pledge Agreement, dated as of February 15, 1994, between the Pledgors and the Agent (the "Subsidiary Pledge Agreement"); (xiv) the Subsidiary Pledge Agreement Amendment; (xv) the Intercompany Note Pledge Agreement, dated as of February 15, 1994 (the "Intercompany Note Pledge Agreement") between Kaiser Export Company, a California corpora-tion, and Kaiser Bauxite Company, a Nevada corporation (collectively, the "Nonrecourse Pledgors"), and the Agent; and
(xvi) the Intercompany Note Pledge Agreement Amendment, and have examined originals or copies, certified, or otherwise identified to my satisfaction, of (a) the Certificate of Incorporation and By-laws of the Company, the Parent Guarantor and each of the Obligors as in effect on the date hereof, and (b) such other documents, records, certificates and instruments (collectively, "Documents") as in my judgment are necessary or appropriate as the basis for the opinion expressed below.

         In my examination I have assumed the genuineness of all signatures, the authenticity of all Documents submitted to me as originals, the conformity to original Documents of all Documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company, the Parent Guarantor and the Obligors and certificates of public officials.

         Based upon the foregoing, and subject to the qualifica tions set forth herein, I am of the opinion that:
         1. Each Obligor is a corporation validly organized and existing and in good standing under the laws of the juris-diction of its incorporation. Each Obligor has the corporate power and authority to enter into and perform its Obligations under the Collateral Agreement Amendments, and the Subsidiary Collateral Agreements, as amended by the Collateral Agreement Amendments, to which it is a party.

         2. The execution, delivery, and performance by each Obligor of the Subsidiary Collateral Agreements, and the Collateral Agreement Amendments, to which it is a party, and the performance by each Obligor of the Subsidiary Collateral Agree-ments, as amended by the Collateral Agreement Amendments, to which it is a party, are within such Obligor's respective corporate powers and authority, have been duly authorized by all necessary corporate action on the part of such Obligor, and do not:

         (a)  violate such Obligor's Organic Documents; or

         (b) violate any court decree or order of any governmental authority entered against and applicable to such Obligor of which I have knowledge after due inquiry.

         3.   Each Subsidiary Collateral Agreement, and each
Collateral Agreement Amendment, to which any Obligor is a party has been duly executed and delivered by such Obligor.

         My opinion expressed herein is limited to the laws of the State of California, the General Corporation Law of the State of Delaware, the General Corporation Law of the State of Nevada (with respect only to Kaiser Bauxite Company), the General Corporation Law of the State of Ohio (with respect only to Akron Holding Corporation), and the Federal laws of the United States of America, and I do not express any opinion herein concerning any other laws.

         The opinion expressed herein is based upon the laws in effect on the date hereof, and I assume no obligation to revise or supplement this opinion should any such law be changed by legislative action, judicial decision, or otherwise.

         This opinion is being furnished only to the addressees named above pursuant to Section 3.B.(3) of the First Amendment and is solely for the benefit of such Persons in connection with the execution, delivery and effectiveness of the First Amendment. Accordingly, this opinion may not be used, quoted, or relied upon by any other person or entity or for any other purpose without, in each instance, my express prior written consent. Any Lender listed on Schedule A hereto may, however, deliver a copy of this opinion to any Assignee Lender that becomes a party to the Agreement in connection with the assignment and delegation to such Assignee Lender of all or any fraction of a Lender's total Credit Extension and Revolving Commitment, and any such Assignee Lender may rely upon this opinion as if it were addressed and had been delivered to such Assignee Lender on the date hereof.

                                  Very truly yours,



                                  Anthony R. Pierno
                                  Vice President and
                                  General Counsel

                                Schedule A



              BankAmerica Business Credit, Inc.

              Bank of America National Trust
                 and Savings Association

              CIT Group/Business Credit, Inc.

              Congress Financial Corporation (Western)

              Heller Financial, Inc.

              La Salle National Bank

              National Westminster Bank PLC

              Transamerica Business Credit Corporation

                                Schedule B

                                 Obligors

Kaiser Aluminum Technical Services, Inc., a California cor-poration; Oxnard Forge Die Company, Inc., a California corporation; Kaiser Export Company, a California corporation;
Akron Holding Corporation, an Ohio corporation; and Kaiser
Bauxite Company, a Nevada corporation.

                                EXHIBIT A-3

                        [Local Counsel Letterhead]


                              August __, 1994




BankAmerica Business Credit, Inc.
Two North Lake Avenue, Suite 400
Pasadena, California  91101

Bank of America National Trust and
  Savings Association
555 California Street
San Francisco, California  94104

and

The Lenders Party to the Credit Agreement
  Referenced Below

              Re:  Kaiser Aluminum & Chemical Corporation
               --------------------------------------

Ladies and Gentlemen:

              We have acted as special counsel in the State of ________ to the Agent (as such term is defined below) in connection with that certain First Amendment to Credit Agreement (the "First Amendment to Credit Agreement") dated as of July 21,
      -----------------------------------
1994 among Kaiser Aluminum Corporation, a Delaware corporation (the "Parent Guarantor"), Kaiser Aluminum & Chemical Corporation,
      ----------------
a Delaware corporation (the "Company"), various financial
                             -------
institutions (herein collectively referred to as the "Lenders"),
                                                      -------
and BankAmerica Business Credit, Inc., a Delaware corporation, as agent (in such capacity, the "Agent") for the Lenders. The Agent
                              -----
has requested that we advise you with respect to certain matters set forth herein regarding _______________ law.

              As used herein, the terms "Real Estate," "Personalty," "Collateral," "Loan Documents" and "Secured Obligations" shall have the respective meanings ascribed to such terms in the Modified Mortgage (as hereinafter defined).

              In this connection, we have examined each of the following:

                   i. An executed copy of the First Amendment to Credit Agreement which modifies and amends that certain Credit Agreement dated as of February 15, 1994, by and among the Company, the Parent Guarantor, the Lenders and the Agent (such Credit Agreement, as modified and amended by the First Amendment to Credit Agreement, is hereinafter referred to as the "Modified Credit
                                          ---------------
              Agreement");
              ---------
                   ii  An executed copy of that certain First
              Amendment to Company Security Agreement (the "First
                                                          ----
              Amendment to Security Agreement") from the Company to
          -------------------------------
              the Agent which modifies and amends that certain
              Company Security Agreement dated as of February 15,

              1994, by and between the Company and the Agent (such Security Agreement, as modified and amended by the First Amendment to Security Agreement, is hereinafter referred to as the "Modified Security Agreement");
                              ---------------------------

                   iii.  An executed copy of that certain
              First Amendment to [Deed of Trust][Mortgage]
              with Power of Sale, Assignment of Leases and
              Rents, Security Agreement, Fixture Filing and
              Financing Statement (the "First Amendment to
                                        ------------------
              Mortgage") by and between the Company and the Agent
           ---------
              which modifies and amends that certain [Deed of Trust][Mortgage] with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement dated as of February 15, 1994, by the Company in favor of the Agent and recorded in the Official Records of ____________ County, __________ on February 22, 1994, as Instrument No. _______________ (such [Deed of Trust][Mortgage], as modified and amended by the First Amendment to Mortgage, is hereinafter referred to as the "Modified Mortgage");
                                          -----------------

                   iv.  An executed copy of that certain UCC-2
              Financing Statement (the "UCC-2") by the Company in
                                    -----
              favor of the Agent which modifies and amends that
              certain UCC-1 Financing Statement dated February 15, 1994, by the Company in favor of the Agent and filed with the ____________ Secretary of State on February ____, 1994, as Instrument No. _____________ (such
              Financing Statement, as modified and amended by the UCC-2, is hereinafter referred to as the "Modified
                                                    --------
              Financing Statement"); and
          -------------------
                   v.  Such questions of law as we have deemed
              necessary or appropriate and originals or copies, certified or otherwise identified to our satisfaction, of such other documents, records, certificates and instruments as in our judgment are necessary or appropriate as the basis for the opinions expressed herein.

              Subject to each of the assumptions, qualifications and exceptions set forth in our opinion letter dated February ___, 1994 previously delivered to you, we advise you as follows:

              4. The Modified Mortgage is in form sufficient to create a lien on the Real Estate and all fixtures attached thereto for the benefit of the Agent with respect to each of the Secured Obligations, including, without limitation, the obligations under the Currency Hedge Agreements (as such term is defined in the First Amendment to Credit Agreement). The Modified Security Agreement and the Modified Financing Statement are in forms sufficient to create and perfect a security interest in the Personalty and other non-Real Estate Collateral in favor of the Agent with respect to the Secured Obligations (to the extent that a security interest in such items of Personalty and other non-Real Estate Collateral may be perfected by filing), including, without limitation, the Obligations under the Currency Hedge Agreements (as such term is defined in the First Amendment to Credit Agreement). In order to provide constructive notice of the lien created by the Modified Mortgage and in order to perfect the security interest created by the Modified Security Agreement with respect to those items of Personalty and other non-Real Estate Collateral that may be perfected by filing, it is necessary to record the First Amendment to Mortgage in the

Official Records of _____________ County, ____________ and to file the UCC-2 in the office of the _______________ Secretary of State pursuant to the recording and filing systems established pursuant to applicable ____________ law. In rendering such opinion, we have assumed that the description of the Real Estate contained in the Modified Mortgage and the description of the Personalty and other non-Real Estate Collateral contained in the Modified Security Agreement and the Modified Financing Statement are legally sufficient to enable a subsequent purchaser or mortgagee to identify such property. Our opinion with respect to the perfection of security interests in the Personalty and other non-Real Estate Collateral is also limited to items in which a security interest may be perfected by filing. Regarding fixtures included in the Personalty and other non-Real Estate Collateral, we have assumed that such fixtures are located on the Real Estate and that the Company had or will have an interest of record in the Real Estate at the time of filing and recording of the First Amendment to Mortgage. Except for the filing of periodic continuation statements as required by the _________ Commercial Code and except for _________________, it is not necessary to re-record, re-register, or re-file the Modified Mortgage or the Modified Financing Statement or to record, register, or file any other or additional documents, instruments or statements in order to maintain the priority of the liens and security interests created thereby; provided, however, that additional financing statements and fixture filings may be required to be filed if the Company changes its name, identity, or corporate structure, or the jurisdiction in which its place of business (or, if it has more than one place of business, its chief executive office) or the Personalty or other non-Real Estate Collateral is located.

              5. The Modified Mortgage constitutes the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms.

              6. There is no recording, registration, stamp, mortgage or other similar tax or fee payable with respect to the filing of the UCC-2 and the recording of the First Amendment to Mortgage, other than nominal statutory recording fees and any fee or charge payable to any entity whose services may be used to assist in such recordation and/or filing. We express no opinion, however, with respect to any income, franchise, sales, withholding, real or personal property, business license, or other tax that may result from the transactions contemplated by the Modified Credit Agreement or the Loan Documents, or the performance of any of the obligations described therein, including the payment and performance of the Secured Obligations.

              Our opinions contained herein are rendered only as of the date hereof, and we undertake no obligation to update our opinions after the date hereof.

              This letter is intended for the information solely of the parties to whom it is addressed and to O'Melveny & Myers, counsel for the Agent, and is not to be relied upon by, or quoted to, any other person without the prior written consent of this firm.

                             Very truly yours,



                             By: ______________________

                                 EXHIBIT B

               FIRST AMENDMENT TO PARENT SECURITY AGREEMENT
          ---------------------------------------------

              THIS FIRST AMENDMENT TO PARENT SECURITY AGREEMENT (this "Amendment"), dated as of July 21, 1994, is by and between Kaiser
 ---------
Aluminum Corporation, a Delaware corporation (the "Parent
                                                   ------
Guarantor"), and BankAmerica Business Credit, Inc., a Delaware
- - ---------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       -----
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                           W I T N E S S E T H:

              WHEREAS, Kaiser Aluminum & Chemical Corporation (the "Company"), the Parent Guarantor, the various financial
 -------
institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and,
                                         -------
individually, a "Lender"), and the Agent are parties to the
                 ------
Credit Agreement, dated as of February 15, 1994 (the "Credit
                                                      ------
Agreement"); and
- - ---------
              WHEREAS, as of the date hereof the Company, the Parent Guarantor, the Lenders and the Agent are entering into a First Amendment to Credit Agreement (the "First Amendment"); and
                                    ---------------
              WHEREAS, the Parent Guarantor and the Agent are parties to the Parent Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994 (the "Parent Security Agreement"), and have
                        -------------------------
agreed to amend the Parent Security Agreement as herein provided;
and

              WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

              NOW, THEREFORE, the parties hereto agree as follows:

              Section 1.  Amendment to Parent Security Agreement.
                      --------------------------------------
              A.   The proviso in the first paragraph of Section 2 of
                   -------                           ---------
the Parent Security Agreement is hereby amended by adding the words ", and any Hedging Agreements and Currency Hedge
Agreements," in clause (B) of the proviso, immediately following
                ----------        -------
the word "Property".
              B.   Clause (a)(iii) of Section 11 of the Parent
               ---------------    ----------
Security Agreement is hereby amended by amending the final sentence thereof to read in its entirety as follows:

         "Any Proceeds of any Collateral, or of the disposition
         by the Agent of any of the Collateral (including
         benefits to the extent provided in Section 19 hereof),
                                             ----------
              shall be applied by the Agent, in the following order of priority:

                   First, to payment of the costs and expenses of
               -----
              such disposition, including the reasonable costs and out-of-pocket expenses of the Agent and attorneys' fees and costs and out-of-pocket expenses of counsel (including allocated costs of in-house counsel) employed in connection therewith and to the payment of all advances made by the Agent for the account of the Parent Guarantor hereunder and the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs, and expenses shall not have been reimbursed to the Agent;

                   Second, toward the satisfaction of the Secured
               ------
              Obligations other than Obligations in respect of principal and Reimbursement Obligations and Currency Hedge Obligations;

                   Third, toward the satisfaction of the Secured
               -----
              Obligations in respect of principal and Reimbursement Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement;

                   Fourth, toward the satisfaction of the Currency
               ------
              Hedge Obligations in the order agreed to by the Currency Hedge Providers from time to time; and

                   Fifth, any surplus to be paid to the Parent
               -----
              Guarantor, its successors and assigns, or as a court of competent jurisdiction may direct."

              Section 2.  Conditions to Effectiveness.
                      ---------------------------
              This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") only when the
             ------------------------------
following conditions shall have been met and notice thereof shall have been given by the Agent to the Company, the Parent
Guarantor, the Agent and each Lender:

              A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Parent
Guarantor and the Agent.

              B.   The Agent shall have received:

                   (1) Resolutions of the Board of Directors or of the Executive Committee of the Parent Guarantor approving and authorizing the execution, delivery and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Parent Guarantor;

                   (2) A signature and incumbency certificate of the officers of the Parent Guarantor executing this Amendment;

                   (3) For each Lender (a) an opinion, addressed to the Agent and each Secured Lender, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit A-1 to the First Amendment, with such changes therein as shall be satisfactory to the Agent and (b) an opinion, addressed to the Agent and each Secured Lender, from Anthony R. Pierno, General Counsel to the Parent Guarantor, in substantially the form of Exhibit A-2 to the First Amendment, with such changes therein as shall be satisfactory to the Agent; and

                   (4) Such other information, approvals, opinions, documents, or instruments as the Agent may reasonably request.

              Section 3.  Parent Guarantor's Representations and
                      --------------------------------------
Warranties.
- - ----------
              In order to induce the Agent to enter into this Amendment and to amend the Parent Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the Parent Guarantor represents and warrants to each Lender and the Agent that, as of the First Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

              A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by the Parent Guarantor and the performance of the Parent Security Agreement as amended by this Amendment (the "Amended Agreement") by the Parent Guarantor are
                -----------------
within the Parent Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Parent Guarantor.

              B.   No Conflict.  The execution and delivery by the
               -----------
Parent Guarantor of this Amendment and the performance by the Parent Guarantor of the Amended Agreement do not:

                   (1)  contravene the Parent Guarantor's Organic
Documents;

                   (2) contravene the Indenture dated as of February 1, 1993, as amended by the First Supplemental Indenture dated May
1, 1993, between the Company, and Kaiser Finance Corporation,
Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and
Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The
First National Bank of Boston, as Trustee, or the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the Parent Guarantor or any of its Subsidiaries; or

                   (3)  result in, or require the creation or
imposition of, any Lien on any of the Parent Guarantor's properties, other than pursuant to the Loan Documents.

              C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

              D.   Governmental Approval, Regulation, etc.  No
               --------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Parent Guarantor.

              Section 4.  Miscellaneous.
                      -------------
              A.   Reference to and Effect on the Parent Security
               ----------------------------------------------
Agreement and the Other Loan Documents.
- - --------------------------------------
                   (1) On and after the First Amendment Effective Date, each reference in the Parent Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Parent Security Agreement, and each reference in the other Loan Documents to the "Parent Security Agreement", "thereunder", "thereof" or words of like import referring to the Parent Security Agreement shall mean and be a reference to the Amended Agreement.

                   (2)  Except as specifically amended by this
Amendment, the Parent Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                   (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Parent Security Agreement.

              B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

              C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

              D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.



              IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM                   BANKAMERICA BUSINESS CREDIT,
   CORPORATION                            INC., as Agent



By:__________________________          By:_________________________
Name Printed:________________          Name Printed:_______________
Its:_________________________          Its:________________________


                                 EXHIBIT C

               FIRST AMENDMENT TO COMPANY SECURITY AGREEMENT
          ----------------------------------------------

              THIS FIRST AMENDMENT TO COMPANY SECURITY AGREEMENT (this "Amendment"), dated as of July 21, 1994, is by and between
       ---------
Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), and BankAmerica Business Credit, Inc., a
      -------
Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined,
               -----
herein shall have the meanings given to such terms in the Credit
Agreement.

                           W I T N E S S E T H:

              WHEREAS, the Company, Kaiser Aluminum Corporation, the various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the
"Lenders" and, individually, a "Lender"), and the Agent are
 -------                        ------
parties to the Credit Agreement, dated as of February 15, 1994
(the "Credit Agreement"); and
      ----------------

              WHEREAS, as of the date hereof the Company, the Parent Guarantor, the Lenders and the Agent are entering into a First Amendment to Credit Agreement (the "First Amendment"); and
                                     ---------------
              WHEREAS, the Company and the Agent are parties to the Company Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of February 15,
1994 (the "Company Security Agreement"), and have agreed to amend
           --------------------------
the Company Security Agreement as herein provided; and

              WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

              NOW, THEREFORE, the parties hereto agree as follows:

              Section 1.  Amendment to Company Security Agreement.
                      ---------------------------------------
              A.   The proviso in the first paragraph of Section 2 of
                   -------                           ---------
the Company Security Agreement is hereby amended by adding the words ", and any Hedging Agreements and Currency Hedge
Agreements," in clause (B) of the proviso, immediately following
                ----------        -------
the word "Property".
              B.   Section 3 of the Company Security Agreement is
               ---------
hereby amended to read in its entirety as follows:

              "SECTION 3.  Secured Obligations.  This Agreement
                       -------------------
         secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of, all Obligations of the Company now existing or hereafter arising under or in connection with the Credit Agreement or any other Loan Document, all Obligations of the Company now existing or hereafter arising under or in connection with the Currency Hedge Agreements, and any and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the Company, would accrue on such Obligations), reimbursements of amounts drawn under Letters of Credit, fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such Obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or any Secured Lender as a preference, fraudulent transfer, or otherwise, and any and all Obligations of the Company now or hereafter existing under this Agreement, whether for advances, costs, fees, expenses, or otherwise (collectively, the 'Secured
                                                -------
         Obligations')."
     -----------
              C.   Clause (a)(iii) of Section 11 of the Company
               ---------------    ----------
Security Agreement is hereby amended by amending the final sentence thereof to read in its entirety as follows:

              "Any Proceeds of any Collateral, or of the disposition by the Agent of any of the Collateral (including benefits to the extent provided in Section 19 hereof), shall be applied by the
                   ----------
Agent, in the following order of priority:

              First, to payment of the costs and expenses of such
          -----
         disposition, including the reasonable costs and out-of-pocket expenses of the Agent and attorneys' fees and costs and out-of-pocket expenses of counsel (including allocated costs of in-house counsel) employed in connection therewith and to the payment of all advances made by the Agent for the account of the Company hereunder and the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs, and expenses shall not have been reimbursed to the Agent;


              Second, toward the satisfaction of the Secured
          ------
         Obligations other than Obligations in respect of principal and Reimbursement Obligations and Currency Hedge
         Obligations;

              Third, toward the satisfaction of the Secured
          -----
         Obligations in respect of principal and Reimbursement
         Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit
         Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement;

              Fourth, toward the satisfaction of the Currency Hedge
          ------
         Obligations in the order agreed to by the Currency Hedge
         Providers from time to time; and

              Fifth, any surplus to be paid to the Company, its
          -----
         successors and assigns, or as a court of competent
         jurisdiction may direct."
              Section 2.  Conditions to Effectiveness.
                      ---------------------------
              This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") only when the
             ------------------------------
following conditions shall have been met and notice thereof shall have been given by the Agent to the Company, the Parent
Guarantor, the Agent and each Lender:

              A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Company and the Agent.

              B.   The Agent shall have received:

                   (1) Resolutions of the Board of Directors or of the Executive Committee of the Company approving and authorizing the execution, delivery and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Company;

                   (2) A signature and incumbency certificate of the officers of the Company executing this Amendment;

                   (3) For each Lender (a) an opinion, addressed to the Agent and each Secured Lender, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit A-1 to the First Amendment, with such changes therein as shall be satisfactory to the Agent and (b) an opinion, addressed to the Agent and each Secured Lender, from Anthony R. Pierno, General Counsel to the Company, in substantially the form of Exhibit A-2
to the First Amendment, with such changes therein as shall be satisfactory to the Agent; and

                   (4) Such other information, approvals, opinions, documents, or instruments as the Agent may reasonably request.

              Section 3.  Company's Representations and Warranties.
                      ----------------------------------------
              In order to induce the Agent to enter into this Amendment and to amend the Company Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the Company represents and warrants to each Lender and the Agent that, as of the First Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

              A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by the Company and the performance of the Company Security Agreement as amended by this Amendment (the "Amended Agreement") by the Company are within the Company's
 -----------------
corporate powers and have been duly authorized by all necessary corporate action on the part of the Company.

              B.   No Conflict.  The execution and delivery by the
               -----------
Company of this Amendment and the performance by the Company of the Amended Agreement do not:

                   (1)  contravene the Company's Organic Documents;

                   (2) contravene the Indenture dated as of February 1, 1993, as amended by the First Supplemental Indenture dated May
1, 1993, between the Company, and Kaiser Finance Corporation,
Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and
Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The
First National Bank of Boston, as Trustee, or the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the Company or any of its Subsidiaries; or

                   (3)  result in, or require the creation or
imposition of, any Lien on any of the Company's properties, other than pursuant to the Loan Documents.

              C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Company and this Amendment and the

Amended Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

              D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Company.

              Section 4.  Miscellaneous.
                      -------------
              A.   Reference to and Effect on the Company Security
               -----------------------------------------------
Agreement and the Other Loan Documents.
- - --------------------------------------
                   (1) On and after the First Amendment Effective Date, each reference in the Company Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Company Security Agreement, and each reference in the other Loan Documents to the "Company Security Agreement", "thereunder", "thereof" or words of like import referring to the Company Security Agreement shall mean and be a reference to the Amended Agreement.

                   (2)  Except as specifically amended by this
Amendment, the Company Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                   (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Company Security Agreement.

              B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

              C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

              D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed
to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.


              IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM & CHEMICAL        BANKAMERICA BUSINESS CREDIT,
   CORPORATION                            INC., as Agent



By:__________________________          By:_________________________
Name Printed:________________          Name Printed:_______________
Its:_________________________          Its:________________________


                                 EXHIBIT D

                FIRST AMENDMENT TO COMPANY PLEDGE AGREEMENT
           --------------------------------------------

              THIS FIRST AMENDMENT TO COMPANY PLEDGE AGREEMENT (this "Amendment"), dated as of July 21, 1994, is by and between Kaiser
 ---------
Aluminum & Chemical Corporation, a Delaware corporation (the
"Company"),
 -------
and BankAmerica Business Credit, Inc., a Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                              -----
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                           W I T N E S S E T H:


              WHEREAS, the Company, Kaiser Aluminum Corporation, the various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the
"Lenders" and, individually, a "Lender"), and the Agent are
 -------                        ------
parties to the Credit Agreement, dated as of February 15, 1994
(the "Credit Agreement"); and
      ----------------

              WHEREAS, as of the date hereof the Company, the Parent Guarantor, the Lenders and the Agent are entering into a First
Amendment to Credit Agreement (the "First Amendment"); and
                                    ---------------

              WHEREAS, the Company and the Agent are parties to the Company Pledge Agreement, dated as of February 15, 1994 (the
"Company Pledge Agreement"), and have agreed to amend the Company
 ------------------------
Pledge Agreement as herein provided; and

              WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

              NOW, THEREFORE, the parties hereto agree as follows:

              Section 1.  Amendment to Company Pledge Agreement.
                      -------------------------------------

              A.   Clause (b)(i) of Section 4.1 of the Company Pledge
               -------------    -----------
Agreement is hereby amended by adding thereto the words "(unless, after giving effect thereto, the percentage of the outstanding shares of such Issuer owned by the Pledgor is not reduced)" immediately after the word "Pledgor" in the fourth line thereof.

              B.   Section 2.2 of the Company Pledge Agreement is
               -----------
hereby amended to read in its entirety as follows:

              "SECTION 2.2.  Secured Obligations.  This Agreement
                                  -------------------
secures, and the Collateral is collateral security for, the
         prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of, all Obligations of the Pledgor now existing or hereafter arising under or in connection with the Credit Agreement or any other Loan Document, all Obligations of the Pledgor now existing or hereafter arising under or in connection with the Currency Hedge Agreements, and any and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the Pledgor, would accrue on such Obligations), reimbursements of amounts drawn under Letters of Credit, fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such Obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or any Secured Lender as a preference, fraudulent transfer, or otherwise, and any and all Obligations of the Pledgor now or hereafter existing under this Agreement, whether for advances, costs, fees, expenses, or otherwise (collectively, the 'Secured
                                                -------
         Obligations')."
     -----------
              Section 2.  Conditions to Effectiveness.
                      ---------------------------
              This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") only when the
             ------------------------------
following conditions shall have been met and notice thereof shall have been given by the Agent to the Company, the Parent
Guarantor, the Agent and each Lender:

              A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Company and the Agent.

              B.   The Agent shall have received:

                   (1) Resolutions of the Board of Directors or of the Executive Committee of the Company approving and authorizing the execution, delivery and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Company;

                   (2) A signature and incumbency certificate of the officers of the Company executing this Amendment;

                   (3) For each Lender (a) an opinion, addressed to the Agent and each Secured Lender, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit A-1 to the First Amendment, with such changes therein as shall be satisfactory to the Agent and (b) an opinion, addressed to the Agent and each Secured Lender, from Anthony R. Pierno, General Counsel to the Company, in substantially the form of Exhibit A-2 to the First Amendment, with such changes therein as shall be satisfactory to the Agent; and

                   (4) Such other information, approvals, opinions, documents, or instruments as the Agent may reasonably request.

              Section 3.  Company's Representations and Warranties.
                      ----------------------------------------
              In order to induce the Agent to enter into this Amendment and to amend the Company Pledge Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the Company represents and warrants to each Lender and the Agent that, as of the First Amendment
Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

              A.   Authorization of Agreements.  The execution and

               ---------------------------
delivery of this Amendment by the Company and the performance of the Company Pledge Agreement as amended by this Amendment (the "Amended Agreement") by the Company are within the Company's
 -----------------
corporate powers and have been duly authorized by all necessary corporate action on the part of the Company.

              B.   No Conflict.  The execution and delivery by the
               -----------
Company of this Amendment and the performance by the Company of the Amended Agreement do not:

                   (1)  contravene the Company's Organic Documents;

                   (2) contravene the Indenture dated as of February 1, 1993, as amended by the First Supplemental Indenture dated May
1, 1993, between the Company, and Kaiser Finance Corporation,
Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and
Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The
First National Bank of Boston, as Trustee, or the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the Company or any of its Subsidiaries; or

                   (3)  result in, or require the creation or
imposition of, any Lien on any of the Company's properties, other than pursuant to the Loan Documents.

              C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Company and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

              D.   Governmental Approval, Regulation, etc.  No
               --------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Company.

              Section 4.  Miscellaneous.
                      -------------
              A.   Reference to and Effect on the Company Pledge
               ---------------------------------------------
Agreement and the Other Loan Documents.
- - --------------------------------------
                   (1) On and after the First Amendment Effective Date, each reference in the Company Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Company Pledge Agreement, and each reference in the other Loan Documents to the "Company Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Company Pledge Agreement shall mean and be a reference to the Amended Agreement.

                   (2)  Except as specifically amended by this
Amendment, the Company Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                   (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Company Pledge Agreement.

              B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

              C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

              D.   Counterparts.  This Agreement may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.


              IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.



KAISER ALUMINUM & CHEMICAL        BANKAMERICA BUSINESS CREDIT,
   CORPORATION                            INC., as Agent



By:__________________________          By:_________________________
Name Printed:________________          Name Printed:_______________
Its:_________________________          Its:________________________




                                 EXHIBIT E

                  FIRST AMENDMENT TO SUBSIDIARY GUARANTY
             ---------------------------------------

              THIS FIRST AMENDMENT TO SUBSIDIARY GUARANTY (this "Amendment"), dated as of July 21, 1994, is by and between
 ---------
Akron Holding Corporation, an Ohio corporation, Alpart Jamaica Inc., a Delaware corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, Kaiser Jamaica Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively, the "Guarantors" and, individually, a "Guarantor"), and BankAmerica
 ----------                        ---------
Business Credit, Inc., a Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized
                               -----
terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                           W I T N E S S E T H:

              WHEREAS, Kaiser Aluminum & Chemical Corporation (the "Company"), Kaiser Aluminum Corporation, the various financial
 -------
institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and,
                                         -------
individually, a "Lender"), and the Agent are parties to the
                 ------
Credit Agreement, dated as of February 15, 1994 (the "Credit
                                                      ------
Agreement"); and
- - ---------
              WHEREAS, as of the date hereof the Company, the Parent Guarantor, the Lenders and the Agent are entering into a First Amendment to Credit Agreement (the "First Amendment"); and
                                    ---------------

              WHEREAS, the Guarantors and the Agent are parties to the Subsidiary Guaranty, dated as of February 15, 1994 (the
"Subsidiary Guaranty"), and have agreed to amend the Subsidiary
 -------------------
Guaranty as herein provided; and

              WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

              NOW, THEREFORE, the parties hereto agree as follows:

              Section 1.  Amendment to Subsidiary Guaranty.
                      --------------------------------
              Section 2.1(a) of the Subsidiary Guaranty is hereby
          -------------
amended to read in its entirety as follows:

              "(a) guarantee the due and prompt performance and payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise and at all times thereafter (including the payment of all amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of any and all Obligations of the Parent Guarantor, the Company and their respective Subsidiaries, whether now existing or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the Parent Guarantor, the Company or any of their respective Subsidiaries, would accrue on such Obligations), fees, expenses, indemnities, or otherwise, and however arising, under the Credit Agreement, the other Loan Documents and the Currency Hedge Agreements, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of the Company or from time to time renew them after they have been satisfied (the 'Company Obligations'); and"
                     -------------------
              Section 2.  Conditions to Effectiveness.
                      ---------------------------
              This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") only when the
             ------------------------------
following conditions shall have been met and notice thereof shall have been given by the Agent to the Company, the Parent
Guarantor, each Guarantor, the Agent and each Lender:

              A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of each Guarantor and the Agent.

              B.   The Agent shall have received:

                   (1) Resolutions of the Board of Directors or of the Executive Committee of each Guarantor approving and authorizing the execution, delivery and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by such Guarantor;

                   (2) A signature and incumbency certificate of the officers of each Guarantor executing this Amendment;

                   (3) For each Lender (a) an opinion, addressed to the Agent and each Secured Lender, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit A-1 to the First Amendment, with such changes therein as shall be satisfactory to the Agent and (b) an opinion, addressed to the Agent and each Secured Lender, from Anthony R. Pierno, General Counsel to the Company, in substantially the form of Exhibit A-2 to the First Amendment, with such changes therein as shall be satisfactory to the Agent; and

                   (4) Such other information, approvals, opinions, documents, or instruments as the Agent may reasonably request.

              Section 3.  Guarantors' Representations and Warranties.
                      ------------------------------------------
              In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Guaranty in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Guarantor represents and warrants to each Lender and the Agent that, as of the First Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

              A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by such Guarantor and the performance of the Subsidiary Guaranty as amended by this Amendment (the "Amended Agreement") by such Guarantor are within such
 -----------------
Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Guarantor.

              B.   No Conflict.  The execution and delivery by such
               -----------
Guarantor of this Amendment and the performance by such Guarantor of the Amended Agreement do not:

                   (1)  contravene such Guarantor's Organic
Documents;

                   (2) contravene the Indenture dated as of February 1, 1993, as amended by the First Supplemental Indenture dated May
1, 1993, between the Company, and Kaiser Finance Corporation,
Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and
Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The
First National Bank of Boston, as Trustee, or the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or
order binding on or affecting such Guarantor or any of its Subsidiaries; or

                   (3)  result in, or require the creation or
imposition of, any Lien on any of such Guarantor's properties, other than pursuant to the Loan Documents.

              C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by such Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

              D.   Governmental Approval, Regulation, etc.  No
               --------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Guarantor.

              Section 4.  Miscellaneous.
                      -------------
              A.   Reference to and Effect on the Subsidiary Guaranty
               --------------------------------------------------
and the Other Loan Documents.
- - ----------------------------
                   (1) On and after the First Amendment Effective Date, each reference in the Subsidiary Guaranty to "this
Guaranty", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Guaranty, and each reference in the other Loan Documents to the "Subsidiary Guaranty", "thereunder", "thereof" or words of like import referring to the Subsidiary Guaranty shall mean and be a reference to the Amended Agreement.

                   (2)  Except as specifically amended by this
Amendment, the Subsidiary Guaranty shall remain in full force and effect and is hereby ratified and confirmed.

                   (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Subsidiary Guaranty.

              B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

              C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

              D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

              IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


AKRON HOLDING CORPORATION



By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINUM & CHEMICAL
     INVESTMENT, INC.


By:________________________
Name Printed:______________
Its:_______________________

KAISER ALUMINUM PROPERTIES,
     INC.


By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINUM TECHNICAL
     SERVICES, INC.


By:________________________
Name Printed:______________
Its:_______________________

                                 KAISER ALUMINIUM INTERNATIONAL,
                                      INC.

                                 By:________________________
                                 Name Printed:______________
                                 Its:_______________________

OXNARD FORGE DIE COMPANY, INC.


By:________________________
Name Printed:______________
Its:_______________________

KAISER ALUMINA AUSTRALIA
     CORPORATION


By:_______________________
Name Printed:_____________
Its:______________________
KAISER FINANCE CORPORATION



By:________________________
Name Printed:______________
Its:_______________________

KAISER JAMAICA CORPORATION

By:_______________________
By:_______________________
Name Printed:_____________
Its:______________________

ALPART JAMAICA INC.



By:_______________________
By:_______________________
Name Printed:_____________
Its:______________________

BANKAMERICA BUSINESS CREDIT,
     INC., as Agent


By:_______________________
By:_______________________
Name Printed:_____________
Its:______________________


                                 EXHIBIT F


             FIRST AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT
        -------------------------------------------------

              THIS FIRST AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT (this "Amendment"), dated as of July 21, 1994, is by and among
       ---------
Akron Holding Corporation, an Ohio corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser
Aluminum Properties, Inc., a Delaware corporation, Kaiser
Aluminum Technical Services, Inc., a California corporation,
Kaiser Finance Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively, the "Kaiser Subsidiaries" and, individually, a "Kaiser
     -------------------                        ------
Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware
- - ----------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       -----
Capitalized terms used, but not defined, herein shall have

the meanings given to such terms in the Credit Agreement.

                           W I T N E S S E T H:

              WHEREAS, Kaiser Aluminum & Chemical Corporation (the "Company"), Kaiser Aluminum Corporation, the various financial
 -------
institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and,
                                         -------
individually, a "Lender"), and the Agent are parties to the
                 ------
Credit Agreement, dated as of February 15, 1994 (the "Credit
                                                      ------
Agreement"); and
- - ---------
              WHEREAS, as of the date hereof the Company, the Parent Guarantor, the Lenders and the Agent are entering into a First Amendment to Credit Agreement (the "First Amendment"); and
                                    ---------------
              WHEREAS, the Kaiser Subsidiaries and the Agent are parties to the Subsidiary Security Agreement, Financing
Statement, and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994 (the "Subsidiary Security
                                    -------------------
Agreement"), and have agreed to amend the
- - ---------
Subsidiary Security Agreement as herein provided; and

              WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

              NOW THEREFORE, the parties hereto agree as follows:

              Section 1.  Amendment to Subsidiary Security Agreement.
                      ------------------------------------------
              A.   The proviso in the first paragraph of Section 2 of
                   -------
the Subsidiary Security Agreement is hereby amended by adding the words ", and any Hedging Agreements and Currency Hedge
Agreements," in clause (B) of the proviso, immediately following
                ----------        -------
the word "Property."

              B.   Clause (a)(iii) of Section 11 of the Subsidiary
               --------------     ----------
Security Agreement is hereby amended by amending the final sentence thereof to read in its entirety as follows:

              "Any Proceeds of any Collateral, or of the disposition by the Agent of any of the Collateral (including benefits to the extent provided in Section 19 hereof), shall be applied by the
                   ----------
Agent, in the following order of priority:

              First, to payment of the costs and expenses of such
          -----
         disposition, including the reasonable costs and out-of-pocket expenses of the Agent and attorneys' fees and costs and out-of-pocket expenses of counsel (including allocated costs of in-house counsel) employed in connection therewith and to the payment of all advances made by the Agent for the account of any Kaiser Subsidiary hereunder and the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Agent;

              Second, toward the satisfaction of the Secured
          ------
         Obligations other than Obligations in respect of principal and Reimbursement Obligations and Currency Hedge
         Obligations;

              Third, toward the satisfaction of the Secured
          -----
         Obligations in respect of principal and Reimbursement
         Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit
         Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement;

              Fourth, toward the satisfaction of the Currency Hedge
          ------
         Obligations in the order agreed to by the Currency Hedge
         Providers from time to time; and

              Fifth, any surplus to be paid to such Kaiser
          -----
         Subsidiary, its successors and assigns, or as a court of competent jurisdiction may direct."

              Section 2.  Conditions to Effectiveness.
                      ---------------------------
              This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") only when the
             ------------------------------
following conditions shall have been met and notice thereof shall have been given by the Agent to the Company, the Parent
Guarantor, each Kaiser Subsidiary, the Agent and each Lender:

              A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of each Kaiser
Subsidiary and the Agent.

              B.   The Agent shall have received:

                   (1) Resolutions of the Board of Directors or of the Executive Committee of each Kaiser Subsidiary approving and authorizing the execution, delivery and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by such Kaiser Subsidiary;

                   (2) A signature and incumbency certificate of the officers of each Kaiser Subsidiary executing this Amendment;

                   (3) For each Lender (a) an opinion, addressed to the Agent and each Secured Lender, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit A-1 to the First Amendment, with such changes therein as shall be satisfactory to the Agent and (b) an opinion, addressed to the Agent and each Secured Lender, from Anthony R. Pierno, General Counsel to the Company, in substantially the form of Exhibit A-2 to the First Amendment, with such changes therein as shall be satisfactory to the Agent; and

                   (4) Such other information, approvals, opinions, documents, or instruments as the Agent may reasonably request.

              Section 3.  Kaiser Subsidiaries' Representations and
                      ----------------------------------------
Warranties.
- - ----------
              In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Kaiser Subsidiary represents and warrants to each Lender and the Agent that, as of the First Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

              A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by such Kaiser Subsidiary and the
performance of the Subsidiary Security Agreement as amended by this Amendment (the "Amended Agreement") by such Kaiser
                     -----------------
Subsidiary are within such Kaiser Subsidiary's corporate powers and have been duly authorized by all necessary corporate action on the part of such Kaiser Subsidiary.

              B.   No Conflict.  The execution and delivery by such
               -----------
Kaiser Subsidiary of this Amendment and the performance by such Kaiser Subsidiary of the Amended Agreement do not:

                   (1)  contravene such Kaiser Subsidiary's Organic
Documents;

                   (2) contravene the Indenture dated as of February 1, 1993, as amended by the First Supplemental Indenture dated May
1, 1993, between the Company, and Kaiser Finance Corporation,
Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and
Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The
First National Bank of Boston, as Trustee, or the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Kaiser Subsidiary or any of its Subsidiaries; or

                   (3)  result in, or require the creation or
imposition of, any Lien on any of such Kaiser Subsidiary's properties, other than pursuant to the Loan Documents.

              C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by such Kaiser Subsidiary and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Kaiser Subsidiary, enforceable against such Kaiser Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

              D.   Governmental Approval, Regulation, etc.  No
               --------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Kaiser Subsidiary.

              Section 4.  Miscellaneous.
                      -------------
              A.   Reference to and Effect on the Subsidiary Security
              --------------------------------------------------
Agreement and the Other Loan Documents.
- - --------------------------------------
                   (1) On and after the First Amendment Effective Date, each reference in the Subsidiary Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Security Agreement, and each reference in the other Loan Documents to the "Subsidiary Security Agreement", "thereunder", "thereof" or words of like import referring to the Subsidiary Security Agreement shall mean and be a reference to the Amended Agreement.

                   (2)  Except as specifically amended by this
Amendment, the Subsidiary Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                   (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Subsidiary Security Agreement.

              B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

              C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

              D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

              IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

AKRON HOLDING CORPORATION



By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINUM & CHEMICAL
     INVESTMENT, INC.


By:________________________
Name Printed:______________
Its:_______________________

KAISER ALUMINUM PROPERTIES,
     INC.


By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINUM TECHNICAL
     SERVICES, INC.


By:________________________
Name Printed:______________
Its:_______________________

OXNARD FORGE DIE COMPANY, INC.



By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINIUM INTERNATIONAL,
     INC.


By:________________________
Name Printed:______________
Its:_______________________

KAISER ALUMINA AUSTRALIA
     CORPORATION


By:_______________________
Name Printed:_____________
Its:______________________

KAISER FINANCE CORPORATION



By:________________________
Name Printed:______________
Its:_______________________

BANKAMERICA BUSINESS CREDIT,
     INC., as Agent


By:_______________________
Name Printed:_____________
Its:______________________

                                     6
                                 EXHIBIT G


              FIRST AMENDMENT TO SUBSIDIARY PLEDGE AGREEMENT
         -----------------------------------------------

              THIS FIRST AMENDMENT TO SUBSIDIARY PLEDGE AGREEMENT (this "Amendment"), dated as of July 21, 1994, is by and among
       ---------
Akron Holding Corporation, an Ohio corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively, the "Pledgors" and, individually, a "Pledgor"), and BankAmerica
     --------                        -------
Business Credit, Inc., a Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used,
                               -----
but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                           W I T N E S S E T H:

              WHEREAS, Kaiser Aluminum & Chemical Corporation (the "Company"), Kaiser Aluminum Corporation, the various financial
 -------
institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are parties to the
                 ------
Credit Agreement, dated as of February 15, 1994 (the "Credit
                                                      ------
Agreement"); and
- - ---------

              WHEREAS, as of the date hereof the Company, the Parent Guarantor, the Lenders and the Agent are entering into a First
Amendment to Credit Agreement (the "First Amendment"); and
                                    ---------------

              WHEREAS, the Pledgors and the Agent are parties to the Subsidiary Pledge Agreement, dated as of February 15, 1994 (the
"Subsidiary Pledge Agreement"), and have agreed to amend the
 ---------------------------
Subsidiary Pledge Agreement as herein provided; and

              WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

              NOW, THEREFORE, the parties hereto agree as follows:

              Section 1.  Amendment to Subsidiary Pledge Agreement.
                      ----------------------------------------

              A.   Clause (b)(i) of Section 4.1 of the Subsidiary
               ------------     -----------
Pledge Agreement is hereby amended by adding thereto the words "(unless, after giving effect thereto, the percentage of the outstanding shares of such Issuer owned by such Pledgor is not reduced)" immediately after the word "Pledgor" in the fourth line thereof.

              Section 2.  Conditions to Effectiveness.
                      ---------------------------

              This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") only when the
             ------------------------------
following conditions shall have been met and notice thereof shall have been given by the Agent to the Company, the Parent
Guarantor, each Pledgor, the Agent and each Lender:

              A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of each Pledgor and the Agent.

              B.   The Agent shall have received:

                   (1) Resolutions of the Board of Directors or of the Executive Committee of each Pledgor approving and authorizing the execution, delivery and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by such Pledgor;

                   (2) A signature and incumbency certificate of the officers of each Pledgor executing this Amendment;

                   (3) For each Lender (a) an opinion, addressed to the Agent and each Secured Lender, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit A-1 to the First Amendment, with such changes therein as shall be satisfactory to the Agent and (b) an opinion, addressed to the Agent and each Secured Lender, from Anthony R. Pierno, General Counsel to the Company, in substantially the form of Exhibit A-2 to the First Amendment, with such changes therein as shall be satisfactory to the Agent; and

                   (4) Such other information, approvals, opinions, documents, or instruments as the Agent may reasonably request.

              Section 3.  Pledgors' Representations and Warranties.
                      ----------------------------------------

              In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Pledge Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Pledgor represents and
warrants to each Lender and the Agent that, as of the First Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

              A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by such Pledgor and the performance of the Subsidiary Pledge Agreement as amended by this Amendment (the "Amended Agreement") by such Pledgor are within such Pledgor's
 -----------------
corporate powers and have been duly authorized by all necessary corporate action on the part of such Pledgor.

              B.   No Conflict.  The execution and delivery by such
               -----------
Pledgor of this Amendment and the performance by such Pledgor of the Amended Agreement do not:

                   (1)  contravene such Pledgor's Organic Documents;

                   (2) contravene the Indenture dated as of February 1, 1993, as amended by the First Supplemental Indenture dated May
1, 1993, between the Company, and Kaiser Finance Corporation,
Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and
Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The
First National Bank of Boston, as Trustee, or the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Pledgor or any of its Subsidiaries; or

                   (3)  result in, or require the creation or
imposition of, any Lien on any of such Pledgor's properties, other than pursuant to the Loan Documents.

              C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by such Pledgor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

              D.   Governmental Approval, Regulation, etc.  No
               --------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Pledgor.

              Section 4.  Miscellaneous.
                      -------------
              A.   Reference to and Effect on the Subsidiary Pledge
               -------------------------------------------------
Agreement and the Other Loan Documents.
- - --------------------------------------
                   (1) On and after the First Amendment Effective Date, each reference in the Subsidiary Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Pledge Agreement, and each reference in the other Loan Documents to the "Subsidiary Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Subsidiary Pledge Agreement shall mean and be a reference to the Amended Agreement.

                   (2)  Except as specifically amended by this
Amendment, the Subsidiary Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                   (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Subsidiary Pledge Agreement.

              B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

              C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

              D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

              IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

AKRON HOLDING CORPORATION



By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINUM & CHEMICAL
     INVESTMENT, INC.


By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINUM PROPERTIES,
     INC.


By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINUM TECHNICAL
     SERVICES, INC.


By:________________________
Name Printed:______________
Its:_______________________


OXNARD FORGE DIE COMPANY, INC.



By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINIUM INTERNATIONAL,
     INC.


By:________________________
Name Printed:______________
Its:_______________________
KAISER ALUMINA AUSTRALIA
     CORPORATION


By:_______________________
Name Printed:_____________
Its:______________________
KAISER FINANCE CORPORATION



By:________________________
Name Printed:______________
Its:_______________________

BANKAMERICA BUSINESS CREDIT,
     INC., as Agent


By:_______________________
Name Printed:_____________
Its:______________________

                                     5
                                 EXHIBIT H


           FIRST AMENDMENT TO INTERCOMPANY NOTE PLEDGE AGREEMENT
      ------------------------------------------------------

              THIS FIRST AMENDMENT TO INTERCOMPANY NOTE PLEDGE AGREEMENT (this "Amendment"), dated as of July 21, 1994, is by
                 ---------
and among Kaiser Export Company, a California corporation, and Kaiser Bauxite Company, a Nevada corporation, (collectively, the "Pledgors" and, individually, a "Pledgor"), and BankAmerica
 --------                        -------
Business Credit, Inc., a Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized
                               -----
terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                           W I T N E S S E T H:

              WHEREAS, Kaiser Aluminum & Chemical Corporation (the "Company"), Kaiser Aluminum Corporation, the various financial
 -------
institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and,
                                         -------
individually, a "Lender"), and the Agent are parties to the
                 ------
Credit Agreement, dated as of February 15, 1994 (the "Credit
                                                      ------
Agreement"); and
- - ---------

              WHEREAS, as of the date hereof the Company, the Parent Guarantor, the Lenders and the Agent are entering into a First
Amendment to Credit Agreement (the "First Amendment"); and
                                    ---------------

              WHEREAS, the Pledgors and the Agent are parties to the Intercompany Note Pledge Agreement, dated as of February 15, 1994 (the "Intercompany Note Pledge Agreement"), and have agreed to
      ----------------------------------
amend the Intercompany Note Pledge Agreement as herein provided;
and

              WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

              NOW, THEREFORE, the parties hereto agree as follows:
              Section 1.  Amendment to Intercompany Note Pledge
                      -------------------------------------
Agreement.
- - ---------
              Section 2.3 of the Intercompany Note Pledge Agreement
          -----------
is amended to read in its entirety as follows:
              "SECTION 2.3.  Secured Obligations.  This Agreement
                         -------------------
         secures,  and the Collateral is collateral security for, the

         prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of, all Obligations of the Parent Guarantor, the Company, and their respective Subsidiaries, whether now existing or hereafter arising under or in connection with the Credit Agreement or any other Loan Document, all Obligations of the Company now existing or hereafter arising under or in connection with the Currency Hedge Agreements, and any and all extensions or renewals, thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the Parent Guarantor, the Company or any of their respective Subsidiaries, would accrue on such Obligations), reimbursements of amounts drawn under Letters of Credit, fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such Obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or any Secured Lender as a preference, fraudulent transfer, or otherwise, and any and all Obligations of any Pledgor now or hereafter existing under this Agreement, whether for advances, costs, fees, expenses, or otherwise (collectively, the 'Secured Obligations')."
          -------------------
              Section 2.  Conditions to Effectiveness.
                      ---------------------------
              This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") only when the
             ------------------------------
following conditions shall have been met and notice thereof shall have been given by the Agent to the Company, the Parent
Guarantor, each Pledgor, the Agent and each Lender:

              A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of each Pledgor and the Agent.

              B.   The Agent shall have received:

                   (1) Resolutions of the Board of Directors or of the Executive Committee of each Pledgor approving and authorizing the execution, delivery and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by such Pledgor;

                   (2) A signature and incumbency certificate of the officers of each Pledgor executing this Amendment;

                   (3) For each Lender (a) an opinion, addressed to the Agent and each Secured Lender, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit A-1 to the First Amendment, with such changes therein as shall be satisfactory to the Agent and (b) an opinion, addressed to the Agent and each Secured Lender, from Anthony R. Pierno, General Counsel to the Company, in substantially the form of Exhibit A-2 to the First Amendment, with such changes therein as shall be satisfactory to the Agent; and

                   (4) Such other information, approvals, opinions, documents, or instruments as the Agent may reasonably request.

              Section 3.  Pledgors' Representations and Warranties.
                      ----------------------------------------
              In order to induce the Agent to enter into this Amendment and to amend the Intercompany Note Pledge Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Pledgor represents and warrants to each Lender and the Agent that, as of the First Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

              A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by such Pledgor and the performance of the Intercompany Note Pledge Agreement as amended by this Amendment (the "Amended Agreement") by such Pledgor are within
                -----------------
such Pledgor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Pledgor.

              B.   No Conflict.  The execution and delivery by such
               -----------
Pledgor of this Amendment and the performance by such Pledgor of the Amended Agreement do not:

                   (1)  contravene such Pledgor's Organic Documents;

                   (2)  contravene the Indenture dated as of
February 1, 1993, as amended by the First Supplemental Indenture dated May 1, 1993, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The First National Bank of Boston, as Trustee, or the Indenture dated as of February 17, 1994, between the Company, and Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc. and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially


Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Pledgor or any of its Subsidiaries; or

                   (3)  result in, or require the creation or
imposition of, any Lien on any of such Pledgor's properties, other than pursuant to the Loan Documents.

              C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by such Pledgor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

              D.   Governmental Approval, Regulation, etc.  No
               --------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Pledgor.

              Section 4.  Miscellaneous.
                      -------------
              A.   Reference to and Effect on the Intercompany Note
               ------------------------------------------------
Pledge Agreement and the Other Loan Documents.
- - ---------------------------------------------
                   (1) On and after the First Amendment Effective Date, each reference in the Intercompany Note Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Intercompany Note Pledge Agreement, and each reference in the other Loan Documents to the "Intercompany Note Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Intercompany Note Pledge Agreement shall mean and be a reference to the Amended Agreement.

                   (2)  Except as specifically amended by this
Amendment, the Intercompany Note Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                   (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Intercompany Note Pledge Agreement.

              B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

              C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

              D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

              IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER EXPORT COMPANY


By:________________________
Name Printed:______________
Its:_______________________
KAISER BAUXITE COMPANY


By:________________________
Name Printed:______________
Its:_______________________
BANKAMERICA BUSINESS CREDIT,
         INC., as Agent


By:_______________________
Name Printed:_____________
Its:______________________

                                 EXHIBIT I


RECORDING REQUESTED BY:
AND WHEN RECORDED MAIL TO:


O'Melveny & Myers
275 Battery Street, 26th Floor
San Francisco, California  94111-3305
Attn:  Marilyn K. Beardsley, Esq.
       (File No. 019,368-663)

- - -----------------------------------------------------------------


          FIRST AMENDMENT TO DEED OF TRUST WITH POWER OF SALE,
                     ASSIGNMENT OF LEASES AND RENTS,
                    SECURITY AGREEMENT, FIXTURE FILING
                          AND FINANCING STATEMENT


              THIS FIRST AMENDMENT TO DEED OF TRUST WITH POWER OF SALE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this "First Amendment") is made as of July 21, 1994 by and between KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation ("Grantor"), whose address is 6177 Sunol Drive, Pleasanton, California 94566, and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as agent for the Secured Lenders (as defined in the Credit Agreement referred to below), having an office at Two North Lake Avenue, Suite 400, Pasadena, California 91101 (BABC, in its capacity as agent for the Secured Lenders, shall be referred to hereinafter as "Beneficiary").

                             R E C I T A L S :

         A. Pursuant to that certain Credit Agreement dated as of February 15, 1994 (the "Credit Agreement") between Grantor,
Kaiser Aluminum Corporation, a Delaware corporation ("Parent Guarantor"), BABC and various other financial institutions named therein (which financial institutions, together with BABC in its capacity as lender, shall be referred to hereinafter collectively as "Bank Lenders") and Beneficiary, Bank Lenders agreed to make certain revolving loans and other financial commitments to Grantor (the "Loans"). Except as otherwise provided in this First Amendment, all initially capitalized terms used herein without definition shall have the same meaning as in the Credit Agreement, as amended.

         B. The Loans are secured by, among other things, that certain Deed of Trust with Power of Sale, Assignment of Leases and Rents,
Security Agreement, Fixture Filing and Financing

Statement dated as of February 15, 1994, executed by Grantor, as grantor, to Chicago Title Insurance Company, as trustee, for the benefit of Beneficiary as agent of Bank Lenders, as beneficiary, and recorded on February 22, 1994 in the Official Records of ________ County, __________ as Instrument No. ___________ (the
"Deed of Trust").

         C. The Deed of Trust encumbers that certain real property located in ________ County, ____________ as more particularly described in Exhibit A, attached hereto, and by this reference
             ---------
incorporated herein.

         D. Concurrently herewith, Grantor, Parent Guarantor and Bank Lenders have agreed to amend the Credit Agreement to, among other things, (i) increase the maximum aggregate principal amount of the Loans by Twenty-Five Million Dollars ($25,000,000) and
(ii) permit Grantor to enter into Currency Hedge Agreements (as defined in the Credit Agreement) from time to time with the Currency Hedge Providers (as defined in the Credit Agreement) and provide that Grantor's obligations thereunder shall be secured by the Deed of Trust, all as set forth in that certain First Amendment to Credit Agreement dated of even date herewith by and between Grantor, Parent Guarantor, Lenders and Beneficiary (the "First Credit Agreement Amendment").

         E. Grantor and Beneficiary desire to amend the Deed of Trust to reflect and evidence the amendments and modifications set forth in the First Credit Agreement Amendment.

              NOW, THEREFORE, with reference to the foregoing
Recitals and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Beneficiary further agree as follows:

              (1) The introductory paragraph of the Deed of Trust shall be amended in part by deleting the words "as agent for the various financial institutions which are, or may hereafter become, parties to the Credit Agreement (as hereinafter defined)" immediately after the fourth parenthetical contained therein and substituting the following therefor:

                   "as agent for the Secured Lenders (as defined in the Credit Agreement referred to herein)".

              (2) Recital A of the Deed of Trust shall be amended in part by deleting the second parenthetical contained therein and substituting the following therefor:

                   "(which financial institutions, including BABC in its capacity as a lender, being herein, together with their respective successors and assigns,
                   collectively called the 'Bank Lenders' and
                   individually called a 'Bank
                    ------------                             ----
                   Lender')".
               ------
              (3) Recital B of the Deed of Trust shall be deleted in its entirety.

              4. The introductory paragraph of Article II of the Deed of Trust shall be amended in part by deleting the reference to "Lenders" contained therein and substituting "Bank Lenders" therefor.

              5. Article II of the Deed of Trust shall be amended by adding thereto the following:

                   "2.10     No Subordinate Liens.  Grantor
                         --------------------
                   represents and
                   warrants that as of the date hereof there are no Liens on the Real Estate that secure Indebtedness for borrowed money, other than those in favor of Beneficiary."

              6. Section 4.3 of the Deed of Trust shall be amended by deleting the term "Obligations" contained therein and substituting the term "Secured Obligations" therefor.

              7. Section 4.21 of the Deed of Trust shall be amended by deleting the second sentence thereof and substituting the following therefor:

                   "This Deed of Trust, the other Loan Documents and the Currency Hedge Agreements (as defined in the Credit Agreement) shall constitute the entire understanding and agreement of Trustor, Trustee, Beneficiary, and the Lenders with respect to the subject matter hereof, and shall supersede and replace all prior understandings and agreements, whether oral or in writing."

              8.   The definition of "Secured Obligations" set forth
                                  -------------------
in Exhibit C of the Deed of Trust shall be amended to read in its entirety as follows:

                   "'Secured Obligations' means all Obligations,
                 -------------------
              whether now existing or hereafter arising, of Grantor under or in connection with the Credit Agreement or any other Loan Documents and all Obligations, whether now existing or hereafter arising, of Grantor under or in connection with the Currency Hedge Agreements (as defined in the Credit Agreement), whether for advances, costs, fees, expenses, or otherwise."

              9. The following definitions shall be added to Exhibit C of the Deed of Trust:

                   "'Indebtedness' shall have the meaning ascribed to
                     ------------
                   that term in the Credit Agreement."

                   "'Lender' and 'Lenders' shall mean the Bank
                 ------       -------
                   Lenders and the Currency Hedge Providers (as defined in the Credit Agreement)."

              10. Grantor's obligations evidenced by the Credit Agreement, as amended by the First Credit Agreement Amendment, shall continue to be secured by the Deed of Trust. Except as amended by this First Amendment, the Deed of Trust shall remain unmodified and in full force and effect. The parties hereto hereby ratify and confirm the Deed of Trust as amended hereby.

              11. It is the intent of each of the parties hereto that the Deed of Trust, as modified and amended by this First Amendment, shall have and retain the priority established at the time of its original recordation on February 22, 1994 (the "Original Recording Date"). To the extent that any court of law or equity determines that the priority of this First Amendment may not relate back to the Original Recording Date, then (i) this First Amendment shall be bifurcated from the Deed of Trust such that the obligations of Grantor with respect to the Currency Hedge Agreements and the $25,000,000 increase in the maximum amount of the Loans, as more particularly set forth in the First Credit Agreement Amendment and secured by this First Amendment, shall have such priority as is established at the time of recordation of this First Amendment in the Official Records of ______ County, __________, and (ii) the Deed of Trust, as unamended by this First Amendment, shall continue to secure the obligations of Grantor under the Credit Agreement, as unamended by the First Credit Agreement Amendment, and shall continue to have the priority established as of the Original Recording Date. In no event shall this First Amendment destroy, impair or otherwise affect the priority of the Deed of Trust established on the Original Recording Date.

              12. This First Amendment shall be governed by and construed in accordance with the laws in the State of _____________ without giving effect to the conflict of law principles of said State.

              13.  This First Amendment may be executed in
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon and attached to any other counterpart
identical thereto except having additional signature pages attached to it.

              14. In the event of any inconsistencies between the provisions of this First Amendment and the provisions of the Deed of Trust, the provisions of this First Amendment shall govern and prevail.

              15. The relationship of Grantor and Beneficiary with respect to the Loans and the matters set forth herein is that of creditor and debtor respectively and by virtue of entering into the First Credit Agreement Amendment and performing their respective obligations thereunder, Grantor and Beneficiary do not intend to form a partnership or joint venture or any other relationship other than that of creditor and debtor respectively.


              IN WITNESS WHEREOF, the duly authorized representatives of Grantor and Beneficiary have executed this First Amendment as of the date first above written.

                             "GRANTOR"

                             KAISER ALUMINUM & CHEMICAL CORPORATION,
                             a Delaware corporation

                             By:  ____________________________

                                  Name: ______________________

                                  Its:  ______________________


                             By:  ____________________________

                                  Name: ______________________

                                  Its:  ______________________



                             "BENEFICIARY"

                             BANKAMERICA BUSINESS CREDIT, INC.,
                             a Delaware corporation

                             By:  ____________________________

                                  Name: ______________________

                                  Its:  ______________________



                             ACKNOWLEDGEMENTS


STATE OF ___________________ )
                                  )
COUNTY OF __________________ )



              On ___________, 1994, before me, _____________________,
a Notary Public in and for said State, personally appeared ________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

              WITNESS my hand and official seal.

Signature     ________________________________ (Seal)






STATE OF ___________________ )
                                  )
COUNTY OF __________________ )



              On ___________, 1994, before me, _____________________,
a Notary Public in and for said State, personally appeared ________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

              WITNESS my hand and official seal.


Signature     ________________________________ (Seal)

STATE OF ___________________ )
                                  )
COUNTY OF __________________ )



              On ___________, 1994, before me, _____________________,
a Notary Public in and for said State, personally appeared ________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

              WITNESS my hand and official seal.

Signature     ________________________________ (Seal)

                                 EXHIBIT A

                            ---------
                       LEGAL DESCRIPTION OF PROPERTY






                                 EXHIBIT J


RECORDING REQUESTED BY:
AND WHEN RECORDED MAIL TO:


O'Melveny & Myers
275 Battery Street, 26th Floor
San Francisco, California  94111-3305
Attn:  Marilyn K. Beardsley, Esq.
       (File No. 019,368-663)

- - -----------------------------------------------------------------

             FIRST AMENDMENT TO MORTGAGE WITH POWER OF SALE,
                     ASSIGNMENT OF LEASES AND RENTS,
                    SECURITY AGREEMENT, FIXTURE FILING
                          AND FINANCING STATEMENT


              THIS FIRST AMENDMENT TO MORTGAGE WITH POWER OF SALE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE
FILING AND FINANCING STATEMENT (this "First Amendment") is made as of ________________, 1994 by and between KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation ("Mortgagor"), whose address is 6177 Sunol Drive, Pleasanton, California 94566, and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABC"), as agent for the various financial institutions which are defined as "Secured Lenders" in the Credit Agreement (as hereinafter defined), or may hereafter become, parties to the Credit Agreement (as hereinafter defined), having an office at Two North Lake Avenue, Suite 400, Pasadena, California 91101 (BABC, in its capacity as agent for such financial institutions shall be referred to hereinafter as "Mortgagee").

                             R E C I T A L S :

         A. Pursuant to that certain Credit Agreement dated as of February 15, 1994 (the "Credit Agreement") between Mortgagor, Kaiser Aluminum Corporation, a Delaware corporation ("Parent Guarantor"), BABC and various other financial institutions named therein (which financial institutions, together with BABC in its capacity as lender, shall be referred to hereinafter collectively as "Lenders") and Mortgagee, Lenders agreed to make certain revolving loans and other financial commitments to Mortgagor (the "Loans"). Except as otherwise provided in this First Amendment, all initially capitalized terms used herein without definition shall have the same meaning as in the Credit Agreement, as amended.

         B. The Loans are secured by, among other things, that certain Mortgage with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement dated as of February 15, 1994, executed by Mortgagor, as mortgagor, to Mortgagee as agent of Lenders, as mortgagee, and recorded on February 22, 1994 in the Official Records of ______ County, __________ as Instrument No. __________ (the "Mortgage").

         C.   The Mortgage encumbers that certain real property
located in ______ County, ________ as more particularly described in Exhibit A, attached hereto, and by this reference incorporated
   ---------
herein.

         D. Concurrently herewith, Mortgagor, Parent Guarantor and Lenders have agreed to amend the Credit Agreement to, among other things, (i) increase the maximum aggregate principal amount of the Loans by Twenty-Five Million Dollars ($25,000,000) and (ii) permit Mortgagor to enter into Currency Hedge Agreements from time to time with the Currency Hedge Providers (as defined in the Credit Agreement) and provide that Mortgagor's obligations thereunder shall be secured by the Mortgage, all as set forth in that certain First Amendment to Credit Agreement dated of even date herewith by and between Mortgagor, Parent Guarantor, Lenders and Mortgagee (the "First Credit Agreement Amendment").

         E. Mortgagor and Mortgagee desire to amend the Mortgage to reflect and evidence the amendments and modifications set forth in the First Credit Agreement Amendment.

              NOW, THEREFORE, with reference to the foregoing
Recitals and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee further agree as follows:

              (1) The introductory paragraph of the Mortgage shall be amended in part immediately after the third parenthetical as follows:

                   ". . . as agent for the various financial institutions which are defined as "Secured Lenders" in the Credit Agreement (as hereinafter defined), or may hereafter become parties to the Credit Agreement (as hereinafter defined) . . ."

              (2) Recital A of the Mortgage shall be amended in part immediately after the first parenthetical as follows:

                   ". . . , between Parent Guarantor, Mortgagor, the various financial institutions which are defined as "Secured Lenders" in the Credit Agreement and/or which may hereafter become parties to the Credit Agreement . . ."

              (3) Recital B of the Mortgage shall be deleted in its entirety.

              (4) Article II of the Mortgage shall be amended by adding thereto the following:

              "2.9  No Subordinate Liens.  Mortgagor represents and
                --------------------
              warrants that as of the date hereof there are no Liens on the Real Estate that secure Indebtedness for borrowed money, other than those in favor of Mortgagee."

              (5) The definition of "Secured Obligations" set forth in Exhibit C of the Mortgage shall be amended to read in its entirety as follows:

                   "'Secured Obligations' means all Obligations,
                 -------------------
                   whether now existing or hereafter arising, of Mortgagor under or in connection with the Credit Agreement or any other Loan Documents and all Obligations, whether now existing or hereafter arising, of Mortgagor under or in connection with the Currency Hedge Agreements (as defined in the Credit Agreement), whether for advances, costs, fees, expenses, or otherwise."

              6. The following definition shall be added to Exhibit C of the Mortgage:

                   "'Indebtedness' shall have the meaning ascribed to
                     ------------
                   that term in the Credit Agreement."

              7. Mortgagor's obligations evidenced by the Credit Agreement, as amended by the First Credit Agreement Amendment, shall continue to be secured by the Mortgage. Except as amended by this First Amendment, the Mortgage shall remain unmodified and in full force and effect. The parties hereto hereby ratify and confirm the Mortgage as amended hereby.

              8. It is the intent of each of the parties hereto that the Mortgage, as modified and amended by this First Amendment, shall have and retain the priority established at the time of its original recordation on February 22, 1994 (the "Original Recording Date"). To the extent that any court of law or equity determines that the priority of this First Amendment may not relate back to the Original Recording Date, then (i) this First Amendment shall be bifurcated from the Mortgage such that the obligations of Mortgagor with respect to the Currency Hedge Agreements and the $25,000,000 increase in the maximum amount of the Loans, as more particularly set forth in the First Credit Agreement Amendment and secured by this First Amendment, shall have such priority as is established at the time of recordation
of this First Amendment in the Official Records of ______ County, ________, and (ii) the Mortgage, as unamended by this First Amendment, shall continue to secure the obligations of Mortgagor under the Credit Agreement, as unamended by the First Credit Agreement Amendment, and shall continue to have the priority established as of the Original Recording Date. In no event shall this First Amendment destroy, impair or otherwise affect the priority of the Mortgage established on the Original Recording Date.

              9. This First Amendment shall be governed by and construed in accordance with the laws in the State of Oklahoma without giving effect to the conflict of law principles of said
State.

              10.  This First Amendment may be executed in
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon and attached to any other counterpart identical thereto except having additional signature pages attached to it.

              11. In the event of any inconsistencies between the provisions of this First Amendment and the provisions of the Mortgage, the provisions of this First Amendment shall govern and prevail.

              12. The relationship of Mortgagor and Mortgagee with respect to the Loans and the matters set forth herein is that of creditor and debtor respectively and by virtue of entering into the First Credit Agreement Amendment and performing their respective obligations thereunder, Mortgagor and Mortgagee do not intend to form a partnership or joint venture or any other relationship other than that of creditor and debtor respectively.



              IN WITNESS WHEREOF, the duly authorized representatives of Mortgagor and Mortgagee have executed this First Amendment as of the date first above written.

                             "MORTGAGOR"

Attested By:            KAISER ALUMINUM & CHEMICAL CORPORATION,
                             a Delaware corporation
____________________
Name:_______________    By:  ____________________________
Title:______________
                                  Name: ______________________

                                  Its:  ______________________


                             By:  ____________________________

                                  Name: ______________________

                                  Its:  ______________________



                             "MORTGAGEE"

                             BANKAMERICA BUSINESS CREDIT, INC.,
                             a Delaware corporation

                             By:  ____________________________

                                  Name: ______________________

                                  Its:  ______________________



                             ACKNOWLEDGEMENTS


STATE OF ___________________ )
                                  )
COUNTY OF __________________ )



              On ___________, 1994, before me, _____________________,
a Notary Public in and for said State, personally appeared ________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

              WITNESS my hand and official seal.



Signature     ________________________________ (Seal)




STATE OF ___________________ )
                                  )
COUNTY OF __________________ )



              On ___________, 1994, before me, _____________________,
a Notary Public in and for said State, personally appeared ________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

              WITNESS my hand and official seal.



Signature     ________________________________ (Seal)

STATE OF ___________________ )
                                  )
COUNTY OF __________________ )



              On ___________, 1994, before me, _____________________,
a Notary Public in and for said State, personally appeared ________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

              WITNESS my hand and official seal.


Signature     ________________________________ (Seal)

                                 EXHIBIT A
                            ----------

                       LEGAL DESCRIPTION OF PROPERTY


                                 EXHIBIT K

                                 EXHIBIT T

            FORM OF AGREEMENT REGARDING PROCESSING ARRANGEMENT
        --------------------------------------------------

         This Agreement Regarding Processing Arrangement (the "Agreement") is made as of the _____ day of August 1994, by and between Alutek, Inc. ("Processor"), a Washington corporation, and BankAmerica Business Credit, Inc. (the "Agent"), a Delaware corporation.

         WHEREAS, the Agent is agent for certain financial institutions (the "Lenders") that are or may from time to time become parties to the Credit Agreement, dated as of February 15, 1994 (the "Credit Agreement") among Kaiser Aluminum & Chemical Corporation (the "Company"), Kaiser Aluminum Corporation, the Lenders and the Agent; and

         WHEREAS, capitalized terms used in this Agreement and not otherwise defined are used as defined in the Credit Agreement;
and

         WHEREAS, pursuant to the Credit Agreement, the Lenders make Credit Extensions to the Company from time to time; and

         WHEREAS, to secure the repayment of such Credit Extensions, the Company, pursuant to certain Company Collateral Documents has granted to the Agent, for the benefit of the Lenders, a security interest in, among other things, substantially all of its Inventory (as defined in the Company Security Agreement) located in the United States; and

         WHEREAS, the Company from time to time will deliver to Processor at its processing facility located in the City of Spokane, County of Spokane, Washington (the "Facility"), certain of the Company's Inventory for processing by Processor, which processing may include inspection, sawing, stenciling, stamping, packaging, storage and loading services (such Inventory received by and in the possession of Processor is herein referred to as the "Materials"); and

         WHEREAS, as a condition precedent to the agreement of the Agent and the Lenders to a first amendment to the Credit
Agreement, the Agent and the Lenders require that Processor enter into this Agreement with the Agent for the benefit of the Agent and the Lenders;

         NOW, THEREFORE, in consideration of the foregoing premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Processor hereby represents, warrants and agrees to and with the Agent, as follows:

         1. Processor hereby acknowledges and agrees that title to all Materials shall at all times remain with the Company, and Processor has and shall make no claim with respect thereto. Processor hereby further acknowledges receipt of notification from the Agent of the Agent's security interest, for the benefit of the Lenders, in all of said Materials which Processor shall receive from time to time from the Company, and Processor agrees to execute individually in favor of the Agent, or to join with the Company in the execution of, such documents, instruments, financing statements, certificates and agreements as the Agent may reasonably request from Processor hereafter to evidence or give notice of such security interest.

         2. During the term of this Agreement, Processor shall receive all Materials from the Company (whether in the Company's name, or in the Agent's name for the account of the Company), and shall store, process and maintain the Materials at the Facility in accordance with its contractual agreements with the Company, but subject to the provisions of this Agreement. All charges to be paid by the Company to Processor will be for the account of, and shall be billed directly to, the Company, and the Agent shall have no responsibility or financial liability to Processor for the Company's obligations to Processor.

         3. Until receipt of further written notice from the Agent to Processor at Processor's address set forth below Processor's signature, Processor is authorized by the Agent to release
Materials in accordance with the Company's directions. Upon receipt of written notice from the Agent to Processor that an Event of Default under the Credit Agreement has occurred and is continuing and that the Required Lenders have consented to the Agent's exercising remedies in accordance with the provisions of the Credit Agreement and the Company Security Agreement with respect to the Materials, Processor shall not honor any directions for release of Materials from the Company, but shall release Materials only in accordance with the Agent's instructions, until the Agent advises Processor to the contrary.

         4. The Agent's security interest in the Materials shall be superior to any interest whatsoever which Processor may have therein, and Processor will not assert against the Materials any statutory, contractual or possessory liens, all of which Processor hereby subordinates in favor of the Agent under the terms of this Agreement. No benefit under this paragraph 4 shall inure to any person not party to this Agreement.

         5. Processor will notify the Agent at the Agent's address set forth below the Agent's signature, or at such other address as the Agent shall hereafter specify in writing, in the event the Company defaults in any of its obligations to Processor and Processor intends to exercise its rights or remedies against the Company.

         6. Upon receipt of written notice from the Agent to Processor that an Event of Default under the Credit Agreement has occurred and is continuing and that the Required Lenders have consented to the Agent's exercising remedies in accordance with the provisions of the Credit Agreement and the Company Security Agreement with respect to the Materials, Processor agrees that the Agent, at its option, may (a) keep the Materials in the Facility for a period of up to ninety (90) days following receipt by the Agent of notice from Processor requesting removal therefrom, without charge other than reasonable storage and handling charges accruing during such period mutually agreed to by Processor and the Agent; and/or (b) enter the Facility during normal business hours and at times mutually acceptable to the Agent and Processor in order to remove the Materials therefrom, without charge other than processing charges with respect to Materials removed from the Facility by the Agent. In any such event, Processor agrees to cooperate with the Agent and not to hinder the Agent's actions in enforcing its remedies with respect to the Materials. The Agent and Processor agree that this Agreement will not (i) affect any contractual arrangements with respect to the processing of Materials now or hereafter existing between the parties or between the Company and either of the parties or (ii) obligate either party to provide to or purchase from the other party any processing services with respect to the Materials.

         7. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Processor and the Agent.

         8. This Agreement shall terminate upon written notice from the Agent to Processor that the Company Security Agreement has terminated or that the security interest in the Materials thereunder has terminated.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year specified at the beginning hereof.

                                  Alutek, Inc.

                                  By

                                  Name:

                                  Title:

                                  Address for Notice Purposes:

                                  Alutek, Inc.
                                  N. 3401 Tschirley Road
                                  Spokane, Washington 99216



                                  BankAmerica Business Credit, Inc.

                                  By

                                  Name:

                                  Title:

                                  Address for Notice Purposes:

                                  BankAmerica Business Credit, Inc.
                                  Two North Lake Avenue
                                  Suite 400
                                  Pasadena, California 91101

         The undersigned consents to the execution, delivery and performance by Processor of the foregoing agreement.

                                  Kaiser Aluminum & Chemical
                                    Corporation

                                  By


                                 EXHIBIT L

                                 EXHIBIT U

                          INTERCREDITOR AGREEMENT
                     ------------------------

              This INTERCREDITOR AGREEMENT, dated as of July 21, 1994 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Agreement"), is by and among
                                  ---------
(i) BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent") for (a) the
                                   ----------------
financial institutions (the "Lenders") that are or may from time
                             -------
to time become parties to the Credit Agreement dated as of
February 15, 1994 (as amended, supplemented, amended and restated
or otherwise modified from time to time, the "Credit Agreement")
                                              ----------------
by and among Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum Corporation, a
                  -------
Delaware corporation (the "Parent Guarantor"), BankAmerica

                           ----------------
Business Credit, Inc., as Agent for the Lenders, and the Lenders and (b) the Lenders that may from time to time enter into a Currency Hedge Agreement (as defined in the Credit Agreement) with the Company and become a party hereto (the "Currency Hedge
                                                 --------------
Providers"); (ii) the LENDERS; and (iii) the CURRENCY HEDGE
- - ---------
PROVIDERS.

                             R E C I T A L S:
                            - - - - - - - -
              A. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement. In the event the Credit Agreement is terminated or the Commitments of the Lenders under the Credit Agreement have expired or been terminated prior to the termination of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement immediately prior to such termination or expiration.

              B. The Company and the Collateral Agent have executed and delivered the Company Collateral Documents to secure the obligations of the Company under the Credit Agreement. The
Parent Guarantor has executed and delivered the Parent Guaranty contained in the Credit Agreement and Akron Holding Corporation,
an Ohio corporation, Alpart Jamaica Inc., a Delaware corporation, Kaiser Alumina Australia Corporation, a Delaware corporation,
Kaiser Aluminium International, Inc., a Delaware corporation,
Kaiser Aluminum & Chemical Investment, Inc., a Delaware
corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a
California corporation, Kaiser Finance Corporation, a Delaware corporation, Kaiser Jamaica Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively the "Subsidiary Guarantors"), have executed the
                   ---------------------

Subsidiary Guaranty, in each case for the purpose of guarantying the obligations of the Company under the Credit Agreement and the other Loan Documents.

              C. The Parent Guarantor and the Collateral Agent have executed and delivered the Parent Collateral Documents to secure the obligations of the Parent Guarantor under the Parent
Guaranty, and certain of the Subsidiary Guarantors, certain other Subsidiaries of the Company and the Collateral Agent have executed and delivered the Subsidiary Collateral Documents to secure the obligations of such Subsidiaries under the Subsidiary Guaranty and of the Company under the Credit Agreement and the other Loan Documents.

              D. The Company, the Parent Guarantor, the Lenders and the Collateral Agent have entered into a First Amendment to Credit Agreement dated as of the date hereof pursuant to which the Company will be permitted to enter into Currency Hedge
Agreements from time to time with the Currency Hedge Providers; provided the remaining amount (or the Dollar Equivalent (as defined in the Credit Agreement) thereof) of all currency payments the Company is obligated to make under all such Currency Hedge Agreements does not exceed $300,000,000 in the aggregate at any time.

              E. In addition, the Company, the Parent Guarantor, certain of the Subsidiary Guarantors, certain other Subsidiaries of the Company and the Collateral Agent have entered into amendments dated the date hereof to certain of the Collateral Documents and the Subsidiary Guaranty in order to (i) provide for the guaranty by the Parent Guarantor and the Subsidiary
Guarantors of the Company's obligations under the Currency Hedge Agreements and (ii) secure the obligations of the Company under the Currency Hedge Agreements and the obligations of the Parent Guarantor and such Subsidiaries with respect to the Currency
Hedge Obligations by the Collateral.

              F. The Lenders and the Currency Hedge Providers have agreed that the Lien on the Collateral in favor of the Currency
Hedge Providers shall be subordinate to the Lien on the Collateral in favor of the Lenders.

              G. The Lenders, the Currency Hedge Providers and the Collateral Agent desire to set forth their agreements concerning the Collateral.

              NOW, THEREFORE, in consideration of the mutual covenants, agreements and undertakings contained herein, the parties hereto agree as follows:

              (1)  Definitions.  When used in this Agreement, the

               -----------
following capitalized terms shall have the meanings set forth below. Terms defined elsewhere in this Agreement are used as so defined.

         (a)  "Bank Obligations" means all liabilities and
           ----------------
obligations of the Company, the Parent Guarantor and each Obligor arising under or in connection with the Credit Agreement and the other Loan Documents, including, without limitation, all costs and expenses of the Collateral Agent and the Lenders payable thereunder. The term "Bank Obligations" does not include the Currency Hedge Obligations.

         (b)  "Business Credit" means BankAmerica Business Credit,
           ---------------
Inc., a Delaware corporation.

         (c)  "Collateral Agreements" means the Company Collateral
           ---------------------
Documents, the Parent Collateral Documents, the Subsidiary
Collateral Documents, the Parent Guaranty and the Subsidiary
Guaranty.

         (d)  "Creditors" means the Lenders and the Currency Hedge
           ---------
Providers.

         (e)  "Currency Hedge Obligations" means all liabilities and
           --------------------------
obligations of the Company arising under or in connection with the Currency Hedge Agreements, including, without limitation, all costs and expenses of the Currency Hedge Providers payable thereunder.

         (f)  "Obligations" means and includes all of the Bank
           -----------
Obligations and all of the Currency Hedge Obligations.

         (g)  "Pro Rata Share" means, with respect to any Currency
           --------------
Hedge Provider, a fraction, expressed as a percentage, (i) the numerator of which is the remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements to which such Currency Hedge Provider is a party (other than payments in respect of Subordinated Currency Hedge Obligations) and (ii) the denominator of which is the remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements (other than payments in respect of Subordinated Currency Hedge Obligations).

         (h)  "Required Currency Hedge Providers" means, at any time,
          ---------------------------------
Currency Hedge Providers the sum of whose Pro Rata Shares and
Subordinated Pro Rata Shares equals at least 67%.

         (i)  "Subordinated Currency Hedge Obligations" means, as to
           ---------------------------------------
any Currency Hedge Provider, (i) if the Lien on the Collateral securing any Currency Hedge Obligation owing to such Currency
Hedge Provider is subordinated to any Lien on the Collateral to which the Lien on the Collateral securing all Currency Hedge Obligations is not also subordinated and amounts payable in respect of such Currency Hedge Obligation are permitted to be netted against other Currency Hedge Obligations owing to such Currency Hedge Provider, all Currency Hedge Obligations owing to
such Currency Hedge Provider and (ii) if the Lien on the Collateral securing any Currency Hedge Obligation owing to such Currency Hedge Provider is subordinated to any Lien on the Collateral to which the Lien on the Collateral securing all Currency Hedge Obligations is not also subordinated (the "Subordinated Obligation") and all rights to net amounts payable in respect of the Subordinated Obligation against amounts payable in respect of all other Currency Hedge Obligations owing to such Currency Hedge Provider have been waived, the Subordinated Obligation.

         (j)  "Subordinated Pro Rata Share" means, with respect to
           ---------------------------
any Currency Hedge Provider, a fraction, expressed as a percentage, (i) the numerator of which is the remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements to which such Currency Hedge Provider is a party in respect of Subordinated Currency Hedge Obligations and (ii) the denominator of which is the remaining Dollar amount (or the Dollar Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements in respect of Subordinated Currency Hedge Obligations.

              2.   Agreement to Subordinate Liens.  The Lenders and
               ------------------------------
the Currency Hedge Providers agree that the Liens on the Collateral in favor of any Currency Hedge Provider securing the Currency Hedge Obligations shall be and hereby are subordinate to the Liens on the Collateral in favor of the Lenders securing the Bank Obligations and that each Currency Hedge Provider's rights and remedies with respect to any Collateral shall be and hereby are subordinate to the rights and remedies of the Lenders with respect thereto in accordance with the terms hereof. Each
Currency Hedge Provider agrees that until the Bank Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C Collateral Account in accordance with
Section 5.8 of the Credit Agreement and the Commitments of the Lenders under the Credit Agreement have expired or been terminated, (a) no Currency Hedge Provider shall exercise any right or remedy or assert any claims, in each case, with respect to any Collateral, including, without limitation, seeking to foreclose on its junior security interests therein pursuant to the terms of the Collateral Documents, as a judgment creditor or otherwise and (b) no Currency Hedge Provider shall have any right individually to seek to realize upon the security granted by or any guaranty provided by any Collateral Agreement, it being understood and agreed that such rights and remedies may be exercised solely by the Collateral Agent for the benefit of the Currency Hedge Providers in accordance with the terms of this Agreement and the Collateral Agreements. Notwithstanding the foregoing, (i) the Currency Hedge Providers shall be entitled to demand and retain all payments made by the Company from time to time under the Currency Hedge Agreements notwithstanding the fact that such payments constitute a transfer of cash Collateral and

(ii) the Currency Hedge Providers shall be entitled to file a proof of claim with respect to the Currency Hedge Obligations in any proceedings under Title 11 of the United States Code by or against the Company, the Parent Guarantor or any Subsidiary of the Company. If any Lien described in this Agreement is determined to be avoidable under federal bankruptcy or applicable state law, the priority granted such Lien herein shall automatically be void and ineffective and this Agreement automatically shall cease to apply to such avoidable Lien.

              3.   Allocation of Proceeds.  The Proceeds of any
               ----------------------
Collateral, or of the disposition by the Collateral Agent of any of the Collateral (including insurance benefits) shall be applied by the Collateral Agent, in the following order of priority:

              First, to the payment of the costs and expenses of such
          -----
disposition, including the reasonable costs and out-of-pocket expenses of the Collateral Agent and attorneys' fees and costs and out-of-pocket expenses of counsel (including allocated costs of in-house counsel) employed in connection therewith and to the payment of all advances made by the Collateral Agent for the account of any Obligor under the Collateral Agreements and to the payment of all reasonable costs and out-of-pocket expenses incurred by the Collateral Agent in connection with the administration and enforcement of this Agreement and the Collateral Agreements, to the extent that such advances, costs and expenses shall not have been reimbursed to the Collateral
Agent;

              Second, toward the satisfaction of the Bank Obligations
          ------
other than Obligations in respect of principal and Reimbursement
Obligations;

              Third, toward the satisfaction of the Bank Obligations
          ------
in respect of principal and Reimbursement Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C Collateral
Account in accordance with Section 5.8 of the Credit Agreement;

              Fourth, toward the satisfaction of the Currency Hedge
          ------
Obligations (other than any Subordinated Currency Hedge
Obligations) on a ratable basis according to each Currency Hedge
Provider's Pro Rata Share;

              Fifth, toward the satisfaction of any Subordinated
          -----
Currency Hedge Obligations on a ratable basis according to each Currency Hedge Provider's Subordinated Pro Rata Share; and

              Sixth, any surplus to be paid to each Obligor, their
          -----
respective successors and assigns, as their interests may appear, or as otherwise required by law

Each Currency Hedge Provider will, promptly upon the request of the Collateral Agent from time to time, notify the Collateral

Agent of the remaining Dollar amount (or Dollar Equivalent thereof) of all currency payments that the Company is obligated to make under all Currency Hedge Agreements to which such Currency Hedge Provider is a party and of the amount payable by the Company upon early termination of all Currency Hedge Agreements to which such Currency Hedge Provider is a party. The Collateral Agent may rely without inquiry or investigation on any such notices, which notices shall be conclusive and binding, absent manifest error, for all purposes (including but not limited to the distribution of funds) hereunder and under each of the Collateral Agreements.

              4.   Certain Actions Regarding the Collateral.
               ----------------------------------------
              (a) Unless and until the Bank Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement and the Commitments of the Lenders under the Credit Agreement have expired or been terminated, (i) the
Currency Hedge Providers shall have no right or authority to direct any action or inaction by the Collateral Agent and
(ii) nothwithstanding the provisions of Section 3 hereof, each
Currency
                                        ---------
Hedge Provider authorizes the Collateral Agent, without the further consent of the Currency Hedge Providers, to consent to the sale, transfer or other disposition by the Obligors of all or any part of the Collateral in accordance with the Credit
Agreement or the Collateral Agreements free and clear of the
Liens of the Lenders and of the Currency Hedge Providers;
provided that the Lien of the Currency Hedge Providers shall, subject to the priorities established in Section 2
                                         ---------
hereof, attach to any and all Proceeds thereof unless (A) such sale, transfer or other disposition is also undertaken free and clear of all Liens of the Lenders, and (B) no portion of the Proceeds thereof is subject to the continued Lien of the Lenders or required to be applied to any of the Bank Obligations.

              (b) In any foreclosure proceeding concerning any Collateral, each holder of an Obligation if bidding for its own account or for its own account and the accounts of other Creditors is prohibited from including in the amount of its bid an amount to be applied as a credit against the Obligations held by it or the Obligations held by the other Creditors; instead, such holder must bid in cash only. However, in any such foreclosure proceeding, the Collateral Agent may (but shall not be obligated to) submit a bid for all Creditors in the form of a credit against the Obligations. If in any foreclosure proceedings concerning any Collateral the Collateral Agent, any Lender or any Currency Hedge Provider accepts a transfer, conveyance or assignment of title to any of the Collateral, it shall accept such transfer, conveyance or assignment of title only for the benefit of all of the Creditors.

              5.   Independent Rights of the Lenders.  The Collateral
               ---------------------------------
Agent and the Lenders may, at any time and from time to time, without the consent of or notice to any Currency Hedge Provider, and without impairing or releasing the obligations of the
Currency Hedge Providers hereunder (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew, increase or alter, the Bank Obligations or the security therefor, or otherwise amend (or direct the Collateral Agent to amend) in any manner any of the Loan Documents; (b) exercise or refrain from exercising any rights against the Company and others; (c) apply any sums by whomsoever paid or however realized to the Bank Obligations; (d) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any Property whatsoever and by whomsoever at any time
pledged or mortgaged to secure, or however securing, any Bank Obligations; (e) release anyone liable in any manner for the payment or collection of any Bank Obligations; and (f) settle or compromise all or any part of the Bank Obligations. Except as provided in Section 2 hereof, no invalidity, irregularity or
            ---------
unenforceability of all or any part of the Bank Obligations or of any of the Liens securing the Bank Obligations shall affect, impair or be a defense to this Agreement.

              6.   Defaults.  Nothing contained in this Agreement
               --------
shall restrict or impair the right or power of any Currency Hedge Provider to declare a default, an Event of Default (as defined in any Currency Hedge Agreement) or a termination event when such Currency Hedge Provider deems it appropriate under and in accordance with the terms of the applicable Currency Hedge Agreement or to net amounts payable under Currency Hedge Obligations owing to such Currency Hedge Provider; provided, however, such declaration or termination shall not permit any Currency Hedge Provider to exercise any rights with respect to, or to realize on, the Collateral, except as specifically provided herein. Any Currency Hedge Provider declaring a default, an Event of Default (as defined in any Currency Hedge Agreement) or a termination event shall promptly notify the Collateral Agent by telephone, and confirm such act in writing, within three (3) Business Days, in the manner set forth in Section 13 hereof;
                                          ----------
provided, however, that any failure by any Currency
Hedge Lender to so notify the Collateral Agent shall not affect the validity of any such declaration or termination.

              7.   Effect of Bankruptcy.  This Agreement shall remain
               --------------------
in full force and effect notwithstanding the filing of a petition for relief by or against the Company, the Parent Guarantor or any Subsidiary of the Company under Title 11 of the United States
Code and shall apply with full force and effect with respect to all Collateral acquired by the Company, the Parent Guarantor or any Subsidiary of the Company, or obligations incurred by the Company to any Creditor under the Credit Agreement, the Currency Hedge Agreements or the Collateral Agreements subsequent to the date of any such petition.

              8.   Appointment of Collateral Agent by Lenders.
               ------------------------------------------
Pursuant to Article XI of the Credit Agreement, the Lenders have appointed Business Credit as agent under and for purposes of the Credit Agreement and the other Loan Documents. The Lenders hereby confirm such appointment on the terms and conditions set forth in the Credit Agreement and appoint Business Credit as their agent for purposes of this Agreement on the same terms and conditions. Nothing contained in this Agreement is intended to amend the terms of the Credit Agreement relating to the rights and duties of the Collateral Agent and the Lenders as provided in the Credit Agreement and to the extent that the terms of this Agreement are inconsistent with the Credit Agreement, the Credit Agreement shall govern.

              9.   Appointment of Collateral Agent by Currency Hedge
               -------------------------------------------------
                   Providers.
               ---------
              (a) Each Currency Hedge Provider hereby appoints Business Credit as its agent under and for purposes of this Agreement and the Collateral Agreements. Each Currency Hedge Provider irrevocably authorizes, and each assignee of any Currency Hedge Provider shall be deemed to authorize, the Collateral Agent to act on behalf of such Currency Hedge Provider under this Agreement and the Collateral Agreements and each Currency Hedge Provider irrevocably authorizes the Collateral
Agent to take such actions on its behalf and to exercise such powers hereunder and thereunder as are in each case specifically delegated to or required of the Collateral Agent by the terms hereof or thereof, together which such powers as may be reasonably incidental thereto.

              (b) Each Currency Hedge Provider hereby acknowledges and agrees that the Collateral Agent is the agent for the Lenders under the Credit Agreement and that nothing contained in this Agreement, or in the appointment of Business Credit as Collateral Agent, is intended to limit or restrict, in any manner, the Collateral Agent's rights and discretion when acting in its capacity as agent for the Lenders under the Credit Agreement, regardless of any effect the exercise of such rights and discretion may have on the Currency Hedge Providers. In addition, each Currency Hedge Provider hereby acknowledges and agrees that until the Bank Obligations have been paid in full, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement and the Commitments of the Lenders under the Credit Agreement have expired or been terminated, the Collateral Agent may act as Majority Lenders, Required Lenders or all Lenders, as the case may be, may request and that neither the Collateral
Agent nor any Lender shall have any liability to any Currency
Hedge Provider with respect to any such request

              (c) The Collateral Agent shall not have by reason of this Agreement or any Collateral Agreement a fiduciary
relationship in respect of any Currency Hedge Provider; and nothing in this Agreement or any Collateral Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement or any Collateral Agreement except as expressly set forth herein or therein.

              (d) The Collateral Agent shall be deemed not to have knowledge of the occurrence of a default, an Event of Default (as defined in any Currency Hedge Agreement) or a termination event under any Currency Hedge Agreement, or any breach of any of the Collateral Agreements unless, in each case, it shall have received written notice thereof from a Currency Hedge Provider or from the Company. Each Currency Hedge Provider acknowledges and agrees that the existence of a default, an Event of Default (as defined in any Currency Hedge Agreement) or a termination event under any Currency Hedge Agreement may not give rise to a Default under the Credit Agreement and to the extent that such default, Event of Default (as defined in any Currency Hedge Agreement) or termination event would give rise to a Default under the Credit Agreement would not in any event obligate the Collateral Agent or the Lenders to declare an Event of Default under the Credit Agreement or cease extending credit to the Company thereunder.

              (e) Business Credit and its successor as the Collateral Agent shall have the same rights and powers with respect to the Currency Hedge Agreements entered into by it or any of its Affiliates as any other Currency Hedge Provider and may exercise the same as if it were not the Collateral Agent. The terms "Currency Hedge Provider" and "Currency Hedge Providers" as used herein shall include the Collateral Agent in its individual capacity.

              (f) Each Currency Hedge Provider acknowledges that it has, independently of the Collateral Agent, each Lender, and each other Currency Hedge Provider, and based on such Currency Hedge Provider's review of the financial information of the Company and such other documents, information, and investigations as such Currency Hedge Provider has deemed appropriate, made its own credit decision to enter into a Currency Hedge Agreement. Each Currency Hedge Provider also acknowledges that it will, independently of the Collateral Agent, each Lender, and each other Currency Hedge Provider, and based on such other documents, information, and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, any Collateral Agreement or any Currency Hedge Agreement.

              (g) Whenever the Collateral Agent shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to the Collateral or the Collateral Documents, or in the event that
the Collateral Agent shall have been requested to do so by Majority Lenders, Required Lenders or all Lenders, as the case may be, or, following the payment in full of the Bank Obligations, including the deposit of available funds in an amount equal to the aggregate Letter of Credit Outstandings in the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement and the expiration or termination of the Commitments of the Lenders under the Credit Agreement, the Required Currency Hedge Providers, the Collateral Agent shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Collateral Agent, either to act as Collateral Agent or agents with respect to all or any part of the Collateral, in any such case with such powers of the Collateral Agent as may be provided in such supplemental agreement, and to vest in such bank, trust company or Person as such Collateral Agent or separate trustee, as the case may be, any Property, title, right, or power of the Collateral Agent deemed necessary or advisable.

              (h) (i) To the extent that the Collateral Agent becomes concerned that the exercise of any remedies or any action taken or omitted to be taken by it in connection with any Collateral shall subject it to the possibility of any liability, cost, or expense which it deems to be significant, arising under any law, rules, or regulations relating to hazardous or toxic wastes or materials, the Collateral Agent may, without liability to any Currency Hedge Provider or other party to this Agreement or any Collateral Agreement, or any other Person, decline to accept, abandon, forfeit, or release such Collateral regardless of any effect such declination, abandonment, forfeiture, or release may have upon the Currency Hedge Providers, or otherwise, if either
(A) the Collateral Agent is requested to decline to accept, abandon, forfeit, or release such Collateral by Majority Lenders, Required Lenders or all Lenders, as the case may be, or following the payment in full of the Bank Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings into the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement and the expiration or termination of the Commitments of the Lenders under the Credit Agreement, the Required Currency Hedge Providers or (B) the Collateral Agent is not, within thirty (30) days after making a specific proposal therefor, specifically indemnified to its satisfaction by the Lenders or the Currency
Hedge Providers, as the case may be, or insured to its satisfaction by a third party or parties for any liability, costs, and expenses which might result therefrom.

              (ii) In addition, if the Collateral Agent becomes concerned that the inclusion of certain Property in the Collateral is not in the best interests of the Collateral Agent or the Creditors, either because of potential adverse legal implications (including the potential effects of California's "one form of action", "anti-deficiency" and related rules of law
which may apply in connection with real property located in California) or potential liabilities, costs, or expenses which the Collateral Agent deems to be significant that may be imposed upon a Person secured by such Collateral, the Collateral Agent may, without liability to any Currency Hedge Provider or other party to this Agreement or any Collateral Agreement, or any other Person, decline to accept, abandon, forfeit, or release such Collateral regardless of any effect such declination, abandonment, forfeiture, or release may have upon the Creditors or otherwise unless (A) the Collateral Agent is requested to do otherwise by Majority Lenders, Required Lenders or all Lenders, as the case may be, or following the payment in full of the Bank Obligations, including the deposit of available funds in an amount equal to the then aggregate Letter of Credit Outstandings into the L/C Collateral Account in accordance with Section 5.8 of the Credit Agreement and the expiration or termination of the Commitments of the Lenders under the Credit Agreement, the Required Currency Hedge Providers and (B) the Collateral Agent is, within thirty (30) days after making a specific proposal therefor, specifically indemnified to its satisfaction by the Lenders or the Currency Hedge Providers, as the case may be, or insured to its satisfaction by a third party or parties for any liability, costs, and expenses which might result therefrom.

              10.  The Collateral Agent.  The Collateral Agent shall,
               --------------------
at all times prior to the payment in full of the Bank Obligations and the expiration or termination of the Commitments of the Lenders under the Credit Agreement, be the same Person that is the Agent under the Credit Agreement. Written notice of resignation by the Agent pursuant to Section 11.4 of the Credit Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement; removal of the Agent pursuant to Section 11.4 of the Credit Agreement, and appointment of a successor Agent pursuant to Section 11.4 of the Credit Agreement, shall also constitute appointment of a successor Collateral Agent hereunder and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring or removed
Collateral Agent under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder. After the payment in full of the Bank Obligations and the expiration or termination of the Commitments of the Lenders under the Credit Agreement, the Required Currency Hedge Providers may appoint one of the Currency Hedge Providers or a commercial banking institution organized under the laws of the United States
(or any state thereof) or a United States branch or agency of a foreign commercial banking institution, and having a combined capital and surplus of at least $500,000,000, as a successor Collateral Agent which shall thereupon become the Collateral
Agent hereunder.

              11.  Reliance.  The Collateral Agent shall be entitled
               --------
to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person and upon advice and statements of legal counsel (which may be counsel for the Company), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall not be required in any way to determine the identity or authority of any Person delivering or executing the same.

              12.  Waiver of Rights; Prohibition on Contesting Liens.
               -------------------------------------------------
The Currency Hedge Providers irrevocably waive any right to compel the Lenders to marshal assets of the Company, the Parent Guarantor, or any Subsidiary of the Company or to object to the manner in which the Lenders may seek to enforce the Liens granted in any of the Collateral, including, without limitation, any right based on any duty to conduct any sale, lease, exchange, transfer or other disposition of Collateral in a commercially reasonable manner. The Currency Hedge Providers agree that they will not (and waive any right to) contest or support any other
Person in contesting, in any action or proceeding or otherwise (including, without limitation, any federal or state bankruptcy, insolvency or liquidation proceeding), the priority, validity or enforceability of the Bank Obligations or any Lien held by the Lenders. In addition, the Currency Hedge Providers agree that they will not (and waive any right to) seek to have any Currency Hedge Obligation or any payment thereunder characterized as an administrative expense or any other expense or claim that would permit the payment thereof prior to the payment of the secured claims of the Lenders in any federal or state bankruptcy, insolvency or liquidation proceeding; provided, however, that nothing contained herein shall be deemed to be a waiver of any right of any Currency Hedge Provider to obtain relief under
Section 507(b) of Title 11 of the United States Code.

              13.  Notices.  Except as otherwise provided herein, all
               -------
notices and other communications provided to any party hereto under this Agreement shall be in writing or by telex or by facsimile (followed promptly thereby by mailing of such notice or communication) and addressed, delivered, or transmitted to such party at its address, telex, or facsimile number set forth on the signature pages hereof, or at such other address, telex, or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if delivered by hand or if sent by mail or by overnight courier properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes).

              14.  Modification, Amendment.  No amendment to,
               -----------------------
modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by
the Collateral Agent, the Lenders and the Currency Hedge Providers. Nothing contained in this Agreement, however, shall be construed to require the approval of all Lenders or any Currency Hedge Provider to any amendment to the Credit Agreement or any of the Collateral Agreements.

              15.  Severability.  Any provision of this Agreement
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

              16.  Additional Currency Hedge Agreements.  Any Lender
               ------------------------------------
may secure Currency Hedge Obligations by signing an acknowledgment in the form contained on the signature pages hereof and by delivering a signed counterpart hereof to the Collateral Agent by which each such Lender agrees to be bound by the terms of this Agreement.

              17.  Successors and Assigns.  This Agreement shall be
               ----------------------
binding upon and inure to the benefit of the Creditors, the Collateral Agent and their respective trustees, receivers, successors and assigns; no other Person (including but not limited to the Company), shall be entitled to rely on or raise as a defense any provision of this Agreement in any manner whatsoever.

              18.  Transferees.  No Currency Hedge Provider shall
               -----------
sell, assign or transfer any of its Liens on the Collateral securing Currency Hedge Obligations or any interest in the Currency Hedge Agreements or the Currency Hedge Obligations except to another Currency Hedge Provider.

              19.  Governing Law.  This Agreement shall be deemed to
               -------------
be a contract made under and governed by the internal laws of the State of New York.

              20.  Execution in Counterparts.  This Agreement may be
               -------------------------
executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same Agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              21.  Termination.  This Agreement shall continue in
               -----------
full force and effect until the payment in full of the Obligations and (a) the Commitments of the Lenders under the Credit Agreement have expired or have terminated and (b) all of the Currency Hedge Agreements have terminated.

              22.  Further Assurances.  The Creditors shall each
               ------------------
execute and deliver to the Collateral Agent such other and further documents and instruments (in recordable form, if requested) as may be necessary or desirable to implement fully or evidence further the provisions of this Agreement.

              23.  Acknowledgments.  The Lenders and the Currency
               ---------------
Hedge Providers acknowledge the following:

              (a) Amendments to the UCC-1 Financing Statements filed pursuant to Section 7.1.6 of the Credit Agreement, substantially in the form of Annex I hereto, with such changes, additions or deletions as the Agent, in its sole and absolute discretion, may approve, may be filed;

              (b) Endorsements to all title insurance policies issued to the Lenders pursuant to Section 7.1.8 of the Credit
Agreement may be issued in favor of the Currency Hedge Providers with respect to the Currency Hedge Obligations; and

              (c) The Company has agreed with the Lenders that it will not enter into any Currency Hedge Agreement containing any provision that permits the Currency Hedge Provider party thereto to terminate the Currency Hedge Agreement, or liquidate or close-out any obligations thereunder, solely as a result of the occurrence of any Default under the Credit Agreement unless the Agent, as a result of such Default and upon the direction of the Majority Lenders, shall have declared all of the outstanding principal amount of the Loans and other Bank Obligations to be due and payable.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first set forth above.


                             BANKAMERICA BUSINESS CREDIT, INC.,
                             as Collateral Agent


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  Two North Lake Avenue
                                       Suite 400
                                       Pasadena, CA 91101

                             BANKAMERICA BUSINESS CREDIT, INC.,
                             as a Lender


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  Two North Lake Avenue
                                       Suite 400
                                       Pasadena, CA 91101


                             CONGRESS FINANCIAL CORPORATION
                             (WESTERN), as a Lender


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  225 South Lake Avenue
                                       Office #1000
                                       Pasadena, CA 91101


                             LA SALLE NATIONAL BANK, as a Lender


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  120 S. La Salle Street
                                       5th Floor
                                       Chicago, IL 60603


                             THE CIT GROUP BUSINESS CREDIT, INC.,
                             as a Lender


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  2110 Walnut Hill Lane
                                       Irving, TX 75038

                             TRANSAMERICA BUSINESS CREDIT
                             CORPORATION, as a Lender


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  8750 West Bryn Mawr Avenue
                                       Suite 720
                                       Chicago, IL 60631


                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as a Lender


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  555 California Street
                                       41st Floor
                                       San Francisco, CA 94104


                             HELLER FINANCIAL INC., as a Lender


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  101 Park Avenue
                                       New York, NY 10178


                             NATIONAL WESTMINSTER BANK PLC,
                             as a Lender


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  175 Water Street
                                       29th Floor
                                       New York, NY 10038


                             LA SALLE NATIONAL BANK, as a Currency
                             Hedge Provider


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  120 S. La Salle Street
                                       5th Floor
                                       Chicago, IL 60603


                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as a Currency Hedge
                             Provider


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  555 California Street
                                       41st Floor
                                       San Francisco, CA 94104


                             NATIONAL WESTMINSTER BANK PLC,
                             as a Currency Hedge Provider


                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:  175 Water Street
                                       29th Floor
                                       New York, NY 10038

                              ACKNOWLEDGMENT

              The undersigned has entered into a Currency Hedge Agreement with the Company pursuant to which Currency Hedge Obligations thereunder are to be secured by the Collateral Documents. The undersigned acknowledges the terms of this Agreement and agrees to be bound hereby.


                             _____________, as a Currency Hedge
                             Provider




                             _________________________________
                             By_______________________________
                             Name:____________________________
                             Title:___________________________

                             Address:




                                SCHEDULE A
                            ----------

         This Schedule A, consisting of 2 pages, is attached to and made a part of an amendment to a financing statement naming the following parties:

DEBTOR
- - ------
Kaiser Aluminum & Chemical Corporation
6177 Sunol Boulevard
Pleasanton, California 94566

SECURED PARTY
- - -------------

BankAmerica Business Credit, Inc., as Agent for BankAmerica Business Credit, Inc., Congress Financial Corporation (Western), Heller Financial, Inc., Transamerica Business Credit Corporation, The CIT Group/Business Credit, Inc., La Salle National Bank, National Westminster Bank PLC and Bank of America National Trust and Savings Association
Two North Lake Avenue
Suite 400
Pasadena, California 91101


Schedule I to the above referenced financing statement is hereby amended as follows:

1. The first paragraph of Schedule I is hereby amended to read in its entirety as follows:

"BankAmerica Business Credit, Inc. acts as Secured Party under that certain Company Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks dated as of February 15, 1994 (as amended, supplemented, amended and restated, or otherwise modified from time to time, the "Security
                                                        --------
Agreement"), by and between the Debtor and the Secured Party, as
- - ---------
agent (in such capacity, together with its successors and assigns in such capacity, the 'Secured Party' or the 'Agent') for the
                       -------------          -----
various financial institutions (collectively, the 'Lenders') that
                                                   -------
are or from time to time may become parties to that certain Credit Agreement dated as of February 15, 1994 referred to in the Security Agreement (as amended, supplemented, amended and restated, or otherwise modified from time to time, the 'Credit
                                                        ------
Agreement') and for the Currency Hedge Providers (as hereinafter
- - --------
defined).

2. Clause (a) of the definition of "Cash Equivalent Investment" contained in Schedule I is hereby amended to read in its entirety as follows:

              "(a) any evidence of Indebtedness (as defined in the Credit Agreement), maturing not more than one year after such time, issued or guaranteed by the United States Government or issued by any of the following Federal agencies: the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank System, the Farm Credit System (including, but not limited to, the Farm Credit Banks and Banks for Cooperatives), and the Federal National Mortgage Association;"

3.       Clause (b)(i) of the definition of "Cash Equivalent
Investment" contained in Schedule I is hereby amended to read in its entirety as follows:

              "(i) a commercial banking institution that is operating in the United States and has a combined capital and surplus and undivided profits of not less than $500,000,000;"

4. The following definitions are hereby added to Schedule I in the appropriate alphabetical order:

         "'Currency Hedge Agreement' means any currency swap
       ------------------------
agreement, currency cap agreement, currency collar agreement, currency floor agreement, foreign exchange agreement or other similar agreement or arrangement entered into by the Company and any Currency Hedge Provider; provided, however, that the term 'Currency Hedge Agreement, shall not include any foreign exchange option agreement purchased by the Company for a fee paid contemporaneously with the execution of the agreement."

         "'Currency Hedge Providers' means all Lenders party to both a
       ------------------------
Currency Hedge Agreement and the Intercreditor Agreement dated as of July 21, 1994 among the Agent, each Lender-and each Lender party to a Currency Hedge Agreement."

5.       The definition of "Secured Lenders" contained in Schedule I is
                       ---------------
hereby amended to read in its entirety as follows:

         "'Secured Lenders' means the Secured Party, each Lender, each
       ---------------
Issuer Bank and the Currency Hedge Providers, together with any successors-and assigns thereto."

         2